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                                                                   EXHIBIT 10.21

                     PRODUCT PURCHASE AND LICENSE AGREEMENT

                          AGREEMENT NO. ______________

                                     BETWEEN

                  INTEL CORPORATION AND NOVATEL WIRELESS, INC.


This Agreement dated this 23 day of October, 2000 ("Effective Date") is between Novatel Wireless, Inc., with a place of business at 9360 Towne Centre Drive, Suite 110, San Diego, CA 92121, and Intel Corporation, with a place of business at 2111 N.E. 25th Avenue, Hillsboro, OR 97124-6497. The "Agreement," "Novatel Wireless" and "Intel" are defined more fully below. Novatel Wireless and Intel are collectively referred to as "Parties", and each individually as a "Party", in this Agreement.

                                    RECITALS

1. Novatel Wireless develops, markets, sells and licenses wireless modems and related firmware and software.

2. Subject to the terms of this Agreement, Intel desires to purchase, and Novatel Wireless desires to sell, wireless modems for incorporation in or integration with Intel's Products, including without limitation a family of wireless computing products that Intel may distribute to end user customers directly and through Intel's distribution channel of resellers, distributors, OEMs and system integrators. Subject to the terms and conditions of this Agreement, Intel also desires that Novatel Wireless sell wireless modems to Intel's contract manufacturers and to third party resellers of wireless computing products on terms and conditions similar to those set forth herein.

3. In addition, subject to the terms of this Agreement, Intel desires to license from Novatel Wireless the necessary rights to manufacture and have such wireless modems manufactured and, under certain circumstances, to enhance and modify the design of such modems.

                                    AGREEMENT

        Now, therefore, in consideration of the foregoing, the covenants stated herein, and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, the Parties agree as follows:

1. DEFINITIONS. The capitalized terms in this Agreement shall have the following definitions.

        1.1 "Agreement" shall mean this document and its Exhibits, schedules, attachments or addenda, and any amendments to the foregoing.

        1.2 " *** " shall mean the *** of the Products, *** .

        1.3 "Derivative" means (a) for material subject to copyright protection, any work that is based upon one or more pre-existing works, such as a revision, modification, translation, abridgment, condensation, expansion, collection, compilation or any other form in which such pre-existing works may be recast, transformed or adapted and (b) for patentable or patented materials, any adaptation, subset, addition, improvement or combination.

        1.4 "Design Package" shall mean, with respect to each Form Factor, all of the documentation, including all Updates thereto, necessary to permit the design and manufacture of such Form Factor. The Design Package shall include without limitation the items listed in Exhibit C-2.

        1.5 "Documentation" shall mean training materials, product descriptions, specifications, technical manuals and other printed information in any medium for the Products including all Updates thereto,

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        shipped to Intel and shall include Updates to such Documentation created from time to time during the term of this Agreement.

        1.6. "Form Factor" shall mean each of the ***.

        1.7 "Intel" shall mean Intel Corporation and its Subsidiaries.

        1.8 "Intel Manufacturer" shall mean an OEM that manufactures products for or for Intel.

        1.9 "Intel Product" shall mean a product manufactured by or for Intel.

        1.10 "Intellectual Property Rights" means (i) all United States and foreign letters patent and applications for letters patent, industrial models, industrial designs, utility models, certificates of invention, and other indications of invention ownership, including any such rights granted upon any reissue, division, or continuation or continuation-in-part applications now or hereafter filed; (ii) all trade secret rights arising under the laws of any jurisdiction; (iii) all United States and foreign semiconductor mask work rights and registrations for such rights; and (iv) all copyright rights and all other literary property and author rights, whether or not copyrightable, and all copyrights and copyrighted interests, including any renewals thereof. Intellectual Property Rights do not include any rights in any trademarks, trade names, service marks, logos, and the goodwill associated therewith.

        1.11 "Invention" shall mean any idea, design, concept, technique, invention, discovery or improvement relating to software, firmware, microcode, or the hardware intended to run such software, firmware, and/or microcode, whether or not patentable, that is first conceived or reduced to practice by one or more of the inventing party's employees during the term and in the performance of this Agreement.

        1.12 "Manufacturing Package" shall mean all of the documentation including all Updates thereto necessary for the manufacture of the Products. The Manufacturing Package shall include without limitation the items set forth in Exhibit C-1.

        1.13 "Novatel Wireless" shall mean Novatel Wireless, Inc, and its Subsidiaries.

        1.14 "Novatel Wireless Intellectual Property Rights" means all Intellectual Property Rights owned by, controlled by, or licensed to, Novatel Wireless on or after the Effective Date.

        1.15 "Novatel Wireless Manufacturer" shall mean an OEM that manufactures products by or for Novatel Wireless.

        1.16 "OEM" means original equipment manufacturer.

        1.17 *** shall mean the *** of the Products, as described in Exhibit A.

        1.18 "Patent Rights" means with respect to a party all of such party's rights arising from or related to all classes or types of patents, utility models and design patents and applications for these classes or types of patent rights and any equivalent rights in all countries of the world that are owned or controlled by such party.

        1.19 "***" means *** manufactured by or on behalf of Intel or third-parties that are or will be used in connection with the ***.

        1.20 "***" means the *** and *** being developed by and for Intel for a family of ***, ***, ***.

        1.21 "***" shall mean the *** of the Products, as described in Exhibit A.

        1.22 "Products" shall mean Novatel Wireless's wireless modems and related firmware and software which are sold or licensed to Intel under this Agreement, consisting of the ***, ***, including without limitation the Product Software, all as described in Exhibit A, and any Updates


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        thereto.

        1.23 "Product Support" mean the support that Novatel Wireless is required to provide Intel with respect to the Products, as described in Exhibit D.

        1.24 "Product Software" shall mean the software and firmware, including all related Documentation and Updates thereto, that is required or normally provided by Novatel Wireless for the operation of the Products, in compiled object code form (or, only if licensed pursuant to the Design Package license provisions in Section 5, in source code form), as described in Exhibit A, including without limitation the TTP Com Software.

        1.25 "Product Software Utilities" shall mean the Product Software Utilities described in Exhibit A hereto, including any Updates thereto.

        1.26 "Shipment" or "Shipped" refers to a shipment by Intel or an Intel Manufacturer of a Product out of finished goods.

        1.27 "Subsidiary" shall mean a corporation, company or other entity more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are owned or controlled, directly or indirectly, by a party hereto. However, such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

        1.28 "Substitutable Product" shall mean a wireless modem, whether Novatel Wireless's or a third party's, which would be considered a substitute or replacement product for Products.

        1.29 "TTP Com Software" shall mean the Layer 2/3 Protocol Stack and Application Layer software licensed from TTPCom to Novatel Wireless as in existence on the Effective Date, and any Updates thereto.

        1.30 "Updates" shall mean with respect to any Product (including Product Software) any modifications to or Derivatives of the Products developed by Novatel Wireless during the term of this agreement that correct errors, fix bugs, or provide other incidental corrections, or improve functions, add new functions, or improve performance by changes in system design and coding (including modifications to hardware, firmware and software), including carrier-mandated hardware and software fixes, component (vendor) changes, implemented cost reduction strategies; software/firmware changes; changes to the connector or antenna (and related Documentation), which are made available at no additional charge to any customer of Novatel Wireless who purchases such Product, except that notwithstanding the foregoing, "Updates" shall not include modifications to or Derivatives of the Products implementing changes in the band or mode for current Form Factor sizes (e.g., single or multi-band; single or multi-mode), changes in the form factor relating to a specific host, or substantial changes to the host connector or antenna. "Updates" with respect to the Manufacturing Package and the Design Package shall include all of the Updates as specified above for Products, and also information and support documentation with respect to any change in the manufacturing process that supports any Updates to Products.

2. PURCHASE OF PRODUCTS. Intel may purchase and Novatel Wireless shall sell the Products at the prices specified in Exhibit B-1 and in accordance with the specifications set forth in Exhibit A, as updated from time to time by Novatel Wireless in accordance with Section 2.6 hereof ( "Product Specifications", "Product specifications" or "specifications"), the quality requirements set forth in Exhibit E, and the terms and conditions of Exhibit B. Intel shall have no obligation to purchase a minimum number of Product units from Novatel Wireless. In addition, Novatel Wireless shall sell Products directly to Intel's Manufacturers of *** and to third party resellers private labeling *** on terms and subject to conditions substantially similar to the terms and conditions of this Agreement.

        2.1 Object Code License to Product Software. Novatel Wireless grants to Intel, ***

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        license (with the right to sublicense only as expressly set forth herein) to reproduce, display, perform, and distribute the Product Software in object code form to end users directly or indirectly through Intel's distribution channels, including without limitation, OEMs, value-added resellers, system integrators, distributors and resellers; but solely to the extent that the Product Software is incorporated in or integrated with Products purchased by Intel under this Section 2 or manufactured by or for Intel under the license to the Manufacturing Package, and for no other purpose. In connection with the exercise of by Intel of the license to the Manufacturing Package, the Product Software shall not include the TTP Com Software. Intel shall have the right to sublicense the foregoing rights to third parties in relation to the distribution of the Products or to Intel Manufacturers in connection with its exercise of the license to the Manufacturing Package Manufacturer subject to appropriate restrictions on disclosure and use by such Intel Manufacturer. The license granted under this Section 2.1 shall terminate upon termination of the Agreement, except that it shall be perpetual with respect to Products which utilize the Product Software and which have been: 1) made by Intel or an Intel Manufacturer pursuant to the manufacturing license granted in Section 4.1; or 2) sold to Intel under this Agreement by Novatel Wireless.

        2.2 Source Code License to Product Software Utilities and Delivery of Product Software Utilities. Within ten (10) days of the Effective Date of this Agreement, Novatel Wireless will deliver or have delivered to Intel the Product Software Utilities, in source code form. Novatel Wireless grants to Intel, *** license to reproduce, internally display, internally perform and make Derivatives of (only under the conditions provided herein) the Product Software Utilities solely for the internal development and support of the Products and to compile and distribute in object code form such Product Software Utilities as incorporated in or integrated with Intel Products, and for no other purposes. Intel shall promptly report to Novatel Wireless any Derivatives made using the Product Software Utilities and shall send a copy of any such Derivatives to Novatel Wireless in both source code and object code format and shall provide Novatel Wireless with a non-exclusive, worldwide, irrevocable, perpetual, fully-paid, royalty-free license to such Derivatives.

        2.3 Other Intellectual Property License. Novatel Wireless grants to Intel a license under all of its other Intellectual Property Rights sufficient for Intel to exercise the copyright rights granted to it in Sections 2.1 and 2.2 and for no other purpose.

        2.4 Obligation to Meet Product Milestones; Access to Prototypes: (a) Novatel Wireless will complete the following milestones with respect to the development and production readiness of the Products by the dates specified below (each, a "Product Milestone"):

                ***

        For the purpose of this Section 2.4, the following terms shall have the following meanings: "PROTOTYPE" - Functionally incomplete, not in final Form Factor, demonstrable with significant effort. "ALPHA" - Functionally complete (code complete), in final Form Factor, integration into other systems is possible with some effort, demonstrable with ease, bugs are to be expected. "BETA" - Has passed a significant amount of quality assurance and validation tests, new bugs are few


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        and far between, integration with other systems is complete, may be certified by FCC and other regulatory bodies. "PRODUCTION READY" - Certified against and validated against specifications, ready for first customer ship.

        (b) Novatel Wireless will provide Intel the Prototypes, Alpha and Beta units described in Section 2.4(a) prior to providing such Prototypes to any other entity and Novatel Wireless will provide Production Ready units of the Products to Intel prior to providing such units to any other entity.

        2.5 [***]



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2.6     Product Specifications Input Process. The parties understand that the
        Product specifications set forth in Exhibit A hereto are in some respects incomplete and will be modified and updated by Novatel Wireless during the course of this Agreement as part of Novatel Wireless's normal process of development. The parties agree that they will follow the following process with regard to permitting Intel to have input with respect to the development and updating of specifications for the
        Products:

        A. [***]

        B. [***]

        C. Novatel Wireless provides pre 1.0 release specification to Intel in either Word or PDF format on either major revisions or modifications to the specification(s).

        D. Intel reviews each specification and provides written feedback to Novatel Wireless for each specification.

        E. Intel and Novatel Wireless hold a review teleconference to go over the specifications.

        F. Each company will iterate on this until all specifications reach a
1.0 release level, it being understood by the parties that Novatel Wireless shall have sole discretion as to the final specifications.

3.      SERVICES.

        3.1 Product Support. During the term of this Agreement, Novatel Wireless, [***], shall provide Product
        Support in accordance with Exhibit D. Product Support shall be provided by Novatel Wireless for the term of this Agreement for all the Products, regardless of whether Novatel Wireless discontinues the manufacture or ends the life of any Product.

        3.2 Product Updates. During the term of this Agreement, Novatel Wireless, [***], Novatel Wireless shall deliver to Intel Updates made by or for it to Products (including the Product Software) no later than the delivery to any other customer.

        3.3 Implementation Services. In the event Intel exercises its option to license the Manufacturing Package or Design Package, [***]


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        ***

        3.4 Additional Consulting Services. ***

        3.5 Interoperability Testing. Novatel Wireless will provide, *** the interoperability Testing services described in Exhibit H hereto in a manner consistent with the requirements of Exhibit B, except for Sections 3 and 4 thereof. The Statements of Work developed by the parties and governed by Exhibit B will be based on Exhibit H.

        3.6 Applicability of Exhibit B to Product Support and Implementation Services. Product Support and the Implementation Services provided under this Agreement shall be rendered in a manner consistent with the terms and conditions of Sections 8, 12, 14, 15, 17, 19, 20 of Exhibit B, and will be considered "Services" for the purposes of such sections of Exhibit B.

4.      MANUFACTURING PACKAGE AND LICENSE

        4.1 Manufacturing License. Intel shall have the option, in its sole discretion, and upon ten (10) days written notice to Novatel Wireless at any time during the term of this Agreement, to license the Manufacturing Package pursuant to the terms and conditions of this Agreement, including without limitation this Section 4.1. Upon such notice, Novatel Wireless grants to Intel a ***

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        ***, with the right to sublicense only as expressly permitted by this
        Agreement, under Novatel Wireless's Intellectual Property Rights in the Manufacturing Package, to use, import, reproduce, perform, display and distribute such Manufacturing Package solely to manufacture, or have manufactured the Products for incorporation in or integration with Intel Products, and to make, have made, use, sell, offer to sell, import, reproduce, display, perform and distribute the Products incorporated in or integrated with Intel Products to end users directly or indirectly through Intel's distribution channels, including without limitation, OEMs, value-added resellers, system integrators, distributors and resellers, and for no other purposes. Such manufacturing license shall include a license under Novatel Wireless's Patent Rights that is sufficient in scope in order for Intel to manufacture and have manufactured the Products as specified above. Intel shall have the right to sublicense such rights to an Intel Manufacturer subject to appropriate restrictions on disclosure and use by such Intel Manufacturer , and Intel agrees to cause such Intel Manufacturers to abide by all of the terms and conditions of this Section 4.1 and with respect to the confidentiality provisions of Section 10.1 as they relate to the Manufacturing Package.

4.2 Royalty Prepayment for Implementation Services. In consideration for the Implementation Services with respect to the Manufacturing Package, Intel shall pay Novatel Wireless ***.

4.3     Manufacturing Royalty.

(a) Subject to Section 4.3(b), for each Product manufactured under the license set forth in Section 4.1 for which a Shipment has been made, Intel shall pay Novatel Wireless royalties ("Manufacturing Royalties") in an amount equal to

                      ***

               ***


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               ***

        4.4 Generation Deposit and Return of Manufacturing Package: In support of Novatel Wireless's obligations under this Section 4, Novatel Wireless shall generate and deposit the Manufacturing Package in escrow with the escrow agent identified in Exhibit C-3 pursuant to the terms and conditions of Exhibit C-3. Upon termination of this Agreement, unless the manufacturing license is renewed under terms mutually agreed to in writing by the parties, Intel shall immediately return all copies of the Manufacturing Package to Novatel Wireless or certify in writing that it all such copies have been destroyed, including any copies in the possession of Intel Manufacturers.

        4.5 Updates to Manufacturing Package: During the term of this Agreement, Novatel Wireless shall deposit in escrow, or if applicable, make available to Intel, Updates to the Manufacturing Package, whether the Manufacturing Package is in escrow or has been accessed by Intel pursuant to the exercise of the license granted in Section 4.1. Such Updates shall be delivered to the escrow agent, or if applicable, to Intel on a quarterly basis or promptly upon a change in the Manufacturing Package, whichever is more frequent with respect to any Products, until Intel notifies Novatel Wireless in writing that it has permanently ceased distribution of such Products or upon the discontinuance of use of such Products by Intel, but in any event not later than the expiration or termination of this Agreement. Such Updates may include materials which Intel has reasonably requested which are not listed in Exhibit C-1, subject to the consent of Novatel Wireless which shall not be unreasonably withheld, conditioned or delayed.

        4.6 Royalty Reports. Intel will submit a royalty report with respect to Products Shipped by Intel and Intel Manufacturers under the manufacturing license, and pay to Novatel Wireless Manufacturing Royalties on the same due within *** of the end of each calendar quarter in which such amounts are due. Such royalty reports will contain adequate detail for Novatel Wireless to determine the basis for such payments, and the royalty reports and the underlying information from which they were prepared shall be subject to the audit rights of Section 13 of this Agreement. Novatel Wireless agrees to maintain royalty reports as Confidential Information under this Agreement. Payment of royalties shall be made by wire transfer of immediately available funds to the following account: ________________________.


5.      DESIGN PACKAGE AND LICENSE

        5.1  Design License:

               (a) License Grant:Intel shall have the option, in its sole discretion and upon notice to Novatel Wireless at any time during the term of this Agreement, to license the Design Package for any Form Factor. Upon such notice, or upon the occurrence of any one of the conditions set forth in Section 5.1(b), Novatel Wireless grants to Intel A ***

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        [***] with the right to sublicense only as expressly permitted by this
        Agreement, under Novatel Wireless's Intellectual Property Rights in the Design Package, use, import, reproduce, display, perform, and modify (but only under the terms set forth in this Section 5.1(a)) such Design Package for such Form Factor of the Products and any authorized modification thereof, to manufacture and have manufactured such Form Factor of the Products and any authorized modifications thereof for incorporation in or integration with [***], and to make, have made, use, sell, offer to sell, import, reproduce, display, perform and distribute such Form Factor of the Products and any authorized modification thereof incorporated in or integrated with such [***] to end users directly or indirectly through Intel's distribution channels, including without limitation, OEMs, value-added resellers, system integrators, distributors and resellers. Such design license shall include a license under Novatel Wireless's Patent Rights that is sufficient in scope in order for Intel to exercise fully the license grant set forth above. Intel may sublicense such rights (other than the right to make modifications of the Products) to an Intel Manufacturer subject to appropriate restrictions on disclosure and use by such Intel Manufacturer and Intel agrees to cause such Intel Manufacturers to abide by all of the terms and conditions of this Section 5.1 and with respect to the confidentiality provisions of Section 10.1 as they relate to the Design Package. Intel has the right to make modifications to the Design Package and to the Products, without seeking the consent of Novatel Wireless only if such modifications are substantially similar in nature and scope to Updates previously provided by Novatel Wireless (such modifications hereafter referred to as "Update Modifications"). Intel shall grant to Novatel Wireless [***]. Such Update Modifications, including all related information and Documentation, shall be promptly delivered to Novatel Wireless, in source code form, consistent with the manner set forth in Section 5.4 with respect to delivery of Updates to the Design Package by Novatel Wireless. Intel may request of Novatel Wireless, the right to make additional modifications to the Design Package that do not constitute Update Modifications, and may make such additional modifications upon receipt of written consent from Novatel Wireless, which consent shall not be unreasonably withheld, conditioned or delayed. Subject to the foregoing, Novatel Wireless shall give or refuse such consent within twenty (20) days of Intel's initial request (such approved modifications hereafter referred to as "Approved Modifications"). Intel shall grant to Novatel Wireless a perpetual, world-wide, license to use, reproduce, display, perform, modify, distribute and sublicense any such Approved Modifications, at a consideration and upon appropriate terms and conditions to be negotiated in good faith by the parties.

(b)     Design License Conditions.

                  (i) Novatel Wireless ceases doing business or exits the
               business of developing and manufacturing all of the Products;
                  (ii) All or substantially all of the assets of Novatel
               Wireless are transferred to an assignee for the benefit of creditors, to a receiver or to a trustee in bankruptcy.

                  (iii) Novatel Wireless fails in a material respect to provide
               Product Support for any Product, and such failure is not remedied within sixty (60) days of Intel providing written notice to Novatel Wireless of such failure to provide Product Support.

               (c) Restrictions on Use by Intel of Design Package in Event of Failure of Product Support.

               In the event Intel believes that Design License Condition (iii) in section 5.1(b)(iii) has occurred, Intel shall give written notice of such event to Novatel Wireless and upon receipt of such notice, Novatel Wireless shall have sixty (60) days to cure such alleged breach. During the sixty (60) day period, Intel shall reasonably cooperate with Novatel Wireless to effect a cure. If, after sixty (60)


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                days, Intel is not satisfied that Novatel Wireless has cured the alleged breach, Intel shall send notice to Novatel Wireless that an Escrow Event has occurred and Novatel Wireless shall have two
                (2) business days to consent or object to such characterization. If Novatel Wireless objects to such characterization, the parties shall submit the matter to a third-party consultant (the "Consultant") as selected pursuant to Exhibit C-3, hereto. The parties shall submit arguments and the Consultant shall render a decision on the matter within ten (10) days after it is referred to such Consultant. If the Consultant rules that an Escrow Event has occurred, the Consultant must then also determine, based on the parties arguments, the appropriate portion of the Design Package to release from escrow (i.e., that portion required in order for Intel to provide itself the specific Product Support which Novatel Wireless failed to provide), and promptly order the release of such portion of the Design Package. Any use of the Design Package by Intel for this purpose of replacing failed Product Support shall be limited to replacement of the failed Product Support, and any other use by Intel of the released portion of the Design Package is strictly prohibited.

        5.2 License Fee to Novatel Wireless for Design Package: [***]

               5.3 Generation and Deposit of Design Package: In support of Novatel Wireless's obligations under this Section 5, Novatel Wireless shall generate and deposit the Design Package into escrow with the escrow agent identified in Exhibit C-3 pursuant to the terms and conditions of Exhibit C-3.

        5.4 Updates to Design Package: During the term of this Agreement, Novatel Wireless shall deliver to the escrow agent, or if applicable make available to Intel, Updates to the Design Package, whether the Design Package is in escrow or has been accessed by Intel pursuant to its exercise of the Design Package License. Such Updates shall be delivered to Intel on a quarterly basis or promptly upon a change in the Design Package, whichever is more frequent, until Intel notifies Novatel Wireless in writing that it has permanently ceased distribution of such Products or upon the discontinuance of such Products by Intel, but in any event not later than the expiration or termination of this Agreement. Such Updates may include materials which Intel has reasonably requested which are not listed in Exhibit C-2.

        [***]

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[***]

8. QUARTERLY REVIEWS, CONTRACT ADMINISTRATION AND CHANGES TO CONTRACT DOCUMENTS. Intel and Novatel Wireless will meet approximately once per calendar quarter (each party bearing their own expenses). The content of such quarterly meetings shall typically include, but not be limited to the following: 1) product roadmap review; 2) current product development status; 3) sales and inventory of the Products and 4) identifying additional product areas where other collaborative efforts may exist. The Parties may also meet on an as-needed basis, in order to address on-going issues such as support or manufacturing issues.


9.      INVENTIONS & OWNERSHIP.

        9.1 Pre-existing Intellectual Property Rights. Each Party shall retain sole and exclusive ownership of and/or unrestricted right to license any pre-existing Intellectual Property Rights owned by such Party or in which such Party has an interest.

        9.2 Ownership of Intellectual Property Rights in Modification. Except for Intellectual Property Rights in modifications to the Products made by Intel solely or in collaboration with others in connection with Intel's exercise of the Design Package license, which rights shall be owned by Intel (and which shall be subject to the provisions of 5.1(a) above), all Intellectual Property Rights in modifications to the Products developed by the Parties solely or in collaboration with others in the course of the performance the interoperability testing (as provided in Section 3.5 of this Agreement), the Implementation Services, or the Product Support, shall be owned by Novatel Wireless. Intel agrees to assign (or cause to be assigned) and hereby does assign fully to Novatel Wireless, all such Intellectual Property Rights. All Intellectual Property Rights in modifications to any [***] developed by the Parties solely or in collaboration with others in the course of the performance of the interoperability testing (as provided in Section 3.5 of this Agreement), the Implementation Services or the Product Support, shall be owned by Intel. Novatel Wireless agrees to assign (or cause to be assigned) and hereby does assign fully to Intel, all such Intellectual Property Rights. Intellectual Property Rights with respect to any Additional Consulting Services shall be determined by mutual agreement of the parties.

        9.3 Other Inventions. Except as otherwise provided herein, the Inventing Party shall own each

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

        Invention made by its employees, applications filed thereon, and patents issuing thereon.

         9.4 No Other License. Except as explicitly granted in this Agreement, no other patent license or immunity, or other license or right of any kind, shall be deemed granted hereunder, at any time to either party, whether expressly or by implication, estoppel, or otherwise.

        9.5 Assignment of Rights. Each party agrees to assist the other, or its designee, at such other party's expense, in every proper way, to secure the rights assigned to such other party under Section 9.2 of this Agreement, including the disclosure to such other Party of all pertinent information or data with respect thereto and the execution of all applications, specifications, oaths, assignments, and all other instruments which such other Party may deem reasonably necessary in order to apply for and obtain such rights and in order to assign and convey to such other party, its successors and assigns, the sole and exclusive rights, title and interest in and to such rights, including without limitation, in the case of the interoperability testing (as provided in Section 3.5 of this Agreement), the Certificate of Originality set forth on Exhibit B-3 and the Assignment of Intellectual Property set forth in Exhibit B-4. Each Party hereby waives any and all moral rights, including the right to identification of authorship or limitation on subsequent modification, that such Party or its employees has or may have in any rights assigned to the other party under Section
        9.2 of this Agreement.

10.     CONFIDENTIALITY AND INFORMATION EXCHANGE.

        10.1 General Applicability of CNDA. This Agreement and all information and disclosures made by either Party under this Agreement in writing and whether or not such information or disclosure is listed on any Confidential Information Transmittal Record shall constitute "Confidential Information" as defined in the Parties' Corporate Nondisclosure Agreement # 698343 dated August 2, 2000, which is attached to this Agreement as Exhibit G and incorporated in this Agreement in its entirety ("CNDA"). Except as provided for in this Agreement, neither Party shall disclose the existence or content of this Agreement without the prior written consent of the other Party.

10.2    Confidentiality of Terms.

        (a) Confidentiality of Terms. Confidential Information (as defined below) shall not be disclosed by any party hereto to any third party, including, without limitation, the Securities and Exchange Commission or any other governmental authority or regulatory body, except in accordance with the provisions set forth below. For purposes of this Agreement, the term "Confidential Information" refers to the following items: (i) the existence of this Agreement, (ii) the terms and provisions of this Agreement, and (iii) such other agreements between Intel and Novatel Wireless that incorporate this section of this Agreement by reference. "Confidential Information" does not include information that is publicly filed with the Securities and Exchange Commission.
        (b) Prohibition on Announcements and Other Disclosures. No announcement or other disclosure (including, without limitation, any filing with any governmental authority or regulatory body) regarding any Confidential Information shall be made in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials, private placement memorandum, offering circular, prospectus, registration statement, filing, notice or otherwise without the prior written consent of each of the parties hereto.
        (c) Permitted Disclosures. Notwithstanding the foregoing, (i) any party may disclose any of the Confidential Information to its senior management, employees, investment bankers, lenders, accountants and attorneys, in each case only where such persons or entities have a reasonable need to know such information and are under appropriate nondisclosure obligations; and (ii) Intel may disclose its investment in Novatel Wireless and other Confidential Information to third parties or to the public at its sole discretion and, if it does so, Novatel Wireless shall have the right to disclose to third parties any such information disclosed in a press release or other public announcement by Intel.
        (d) Legally Compelled Disclosure. Subject to the terms and conditions of Intel's Consent of even date herewith, in the event that Novatel Wireless is requested or is legally required or becomes legally compelled (or reasonably believes it is legally required or compelled) by any governmental authority or regulatory body (including, without limitation, the Securities and Exchange Commission) or by statute or regulation or by oral questions, interrogatories, requests for information or documents, subpoena, criminal or civil investigative demand or similar process, including, without limitation, in connection with any public or private offering of Novatel's capital stock to disclose any Confidential Information relating to the terms and conditions of this Agreement, Novatel Wireless shall disclose only that portion of the Confidential Information that Novatel Wireless is legally required to disclose. The Company will not file this Agreement with any governmental authority or regulatory body, or disclose the identity of Intel or any other Confidential Information in any manner except as permitted above and Intel hereby consents to such disclosure if it is in the manner permitted above.

        (E) Other Information. The provisions of this Section 10.2 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by any of the parties hereto with respect to the transactions contemplated hereby. Disclosures and exchange of confidential information between the Company and Intel not covered by this Section 10 or any other nondisclosure agreement executed by the parties hereto, shall be governed by the terms of the Corporate Non-Disclosure Agreement No. 6983494, dated August 2, 2000, executed by Novatel Wireless and Intel, and any Confidential Information Transmittal Records provided in connection therewith.

11. REPRESENTATIONS AND WARRANTIES. Each Party represents and warrants that it has all rights necessary to enter into this Agreement and that there exist no prior commitments or other obligations which prevent such Party from making all of the grants and undertakings provided for in this Agreement. Further, Novatel Wireless represents and warrant that it has not, as of the Effective Date, received any notice from a third party alleging that any of the Products, Product Software, the Design Package or the Manufacturing Package, respectively, infringe or violate any Intellectual Property Rights of such third party.

        11.1 Novatel Wireless's Warranties. In addition, Novatel Wireless makes the following warranties regarding the Design Package and the Manufacturing Package furnished hereunder, which warranties shall survive any delivery of such Design Package or Manufacturing Package:

        (a) the Manufacturing Package contains all the documents and other items sufficient in detail and comprehensiveness to permit the commercially reasonable manufacture of the Products by a manufacturer with reasonable background and experience such that functional test yield of *** is achieved for Products that meet the specifications set forth in Exhibit A and the Quality Requirements of Exhibit E.

        (b) the Design Package contains all the documents and other items sufficient in detail and comprehensiveness necessary to permit the commercially reasonable design, maintenance and support of the Products by a wireless product designer with reasonable background and experience.

        (c) Novatel Wireless has the necessary right, title, and interest to license the Design Package and the Manufacturing Package to Intel (Except with respect to any TTP Com Software included in either the Design Package or the Manufacturing Package), and the Design Package and the Manufacturing Package will be free of financial or security interest liens and encumbrances subject to a general first lien on all of Novatel Wireless's assets by financial institutions with which Novatel Wireless has loans outstanding.

        11.2 Intel Warranty.
        Intel warrants that upon exercise of the license to the Manufacturing Package or the Design Package, it will have all necessary license rights from TTPCom with respect to TTP Com Software in order to be able to be able to use the TTP Com Software as integrated in or with Products manufactured in accordance with the terms of the manufacturing license in Section 4.1 and the design license in Section 5.1.

12.     INTELLECTUAL PROPERTY INDEMNIFICATION.

        12.1 Indemnity Regarding Packages. Novatel Wireless agrees to defend, indemnify, and hold Intel harmless against any loss, cost, liability, and expense (including reasonable attorneys' fees) arising from any action or claim brought or threatened against Intel alleging that any of the Manufacturing Package or the Design Package, or any product manufactured in accordance with Novatel Wireless's specifications using such Manufacturing Package or Design Package (collectively, the "Indemnified Items") infringe any patent, copyright, trademark, trade secret, or other intellectual property right of any third party. Intel agrees to provide Novatel Wireless with (i) prompt written notice of such claim or action, (ii) the


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

        opportunity to control the defense or settlement of such claim or action, and (iii) reasonable information and assistance in the defense and/or settlement any such claim or action. Notwithstanding the foregoing, if Novatel Wireless controls the defense, Intel shall be permitted to participate in the defense at Intel's sole option and expense. Novatel Wireless further agrees that if Novatel Wireless fails to defend Intel in a timely and proper manner, Intel shall be permitted to assume control of the defense and settlement of the claim, all at Novatel Wireless's cost and expense. Intel shall not enter into any settlement or compromise any claim without Novatel Wireless's prior written consent, which shall not be unreasonably withheld, conditioned, or delayed. In the event that any Indemnified Item is held to constitute such an infringement, Novatel Wireless, at its expense, may, at it's sole option either (i) obtain for Intel or its customers the right to continue to use such Indemnified Item as contemplated herein, (ii) modify such Indemnified Item so that it becomes non-infringing, but without materially altering its functionality, or (iii) replace such Indemnified Item with a functionally substantially equivalent non-infringing Indemnified Item. Regardless of which of the foregoing remedies is effected, Novatel Wireless shall pay to Intel reasonable rework expenses and reasonable incremental cost incurred by Intel to procure alternative products reasonably required to fill orders placed by Intel and accepted by Novatel Wireless as of the effective date of the injunction relative to an Indemnified Item.

        12.2 Indemnification Obligation for Products. Novatel Wireless shall indemnify and hold Intel harmless from any costs, expenses (including reasonable attorneys' fees), losses, damages, or liabilities incurred because of actual or alleged infringement of any patent, copyright, trade secret, trademark, maskwork, or other intellectual property right arising out of the use or sale by Intel or Intel's customers of Products or Intel's products manufacturing using the Product(s) or containing or integrated with the Products(s), except as otherwise provided in Section
        12.3 of this Agreement. Intel shall notify Novatel Wireless of such claim or demand and shall permit Novatel Wireless to participate in the defense or settlement thereof. If an injunction issues as a result of any claim or action, Novatel Wireless agrees at its expense and sole option to either: (i) procure for Intel and Intel's customers the right to continue using the Products; (ii) replace them with non-infringing Products; (iii) modify them so they become non-infringing; or if Intel, in its sole discretion determines that the previous remedies are commercially unreasonable (iv) refund to Intel the amount paid for any Products returned to Novatel Wireless or destroyed. Regardless of which of the foregoing remedies is effected, Novatel shall pay to Intel reasonable rework expenses and reasonable incremental cost incurred by Intel to procure alternative products reasonably required to fill orders placed by Intel and accepted by Novatel as of the effective date of the injunction against the Products.


        12.3 Limitations. Notwithstanding the foregoing, Novatel Wireless assumes no liability for infringement claims arising from (i) the combination of an Product with other products not provided by Novatel Wireless where such claim would not have arisen but for such combination, (ii) any modification or alteration of such Product not made by or under the authority of Novatel Wireless, where such infringement would not have occurred but for such modifications or alterations, or (iii) any use of the Products other than as permitted by this Agreement where such claim would not have occurred but for such use.

        12.4 Intel Indemnification Obligation for Intel Products that contain Products. Intel shall indemnify and hold Novatel Wireless harmless from any costs, expenses (including reasonable attorneys' fees), losses, damages, or liabilities incurred because of actual or alleged infringement of any patent, copyright, trade secret, trademark, maskwork, or other intellectual property right arising out of: 1) Intel's or Intel Manufacturers' manufacture of Products under the manufacturing license granted under Section 4.1 or the design license granted under Section 5.1 which do not comply to Novatel Wireless specifications where such claim would not have occurred but for such non-compliance; or 2) the combination of a Product with other products not provided by Novatel Wireless where such claim would not have arisen but for such combination. Novatel Wireless agrees to provide Intel with
        (i) prompt written notice of such claim or action, (ii) the opportunity to control the defense or settlement of such claim or action, and (iii) reasonable information and assistance in the defense and/or settlement any such claim or action.

13.     AUDIT

        The Parties, and Intel Manufacturers shall maintain complete and accurate accounting, manufacturing, Shipping and salesrecords, in accordance with generally acceptable accounting practices, to support and document all compliance with (i) Novatel Wireless's obligations under this agreement related to the most favored customer pricing requirements set forth in this Agreement, (ii) the calculation and payment of royalties by Intel to Novatel Wireless under this Agreement (iii) the services performed by Novatel Wireless under this Agreement, and (iv) the occurrence of any *** Termination Event. Such records, as they pertain to accrual of payments, shall be retained for a period of at least three years after the accrual of the payments resulting from such obligations, all other records shall be kept for two (2) years following termination of the Agreement, Each Party shall, upon written request, during normal business hours, but not more frequently than once each calendar year (and in the event of an occurrence of an *** Termination Event), provide access to such accounting to an independent accounting firm chosen by the Party being audited and compensated by the requesting Party, for purposes of an audit. Such accounting firm shall be required to sign an agreement protecting the audited Party's Confidential Information, as defined in
        Section 10, and shall be authorized to report only the compliance with the above-mentioned provisions. The Parties agree that if a discrepancy of more than five percent (5%) is found in such audit then the audited Party shall pay for the costs of the audit if an underpayment occurred. If there is a five percent (5%) or more overpayment found, the Parties shall each pay half of the cost of the audit. Any underpayment or overpayment amount shall be paid to the appropriate Party within thirty
        (30) days of the date of any audit report. The Parties also agree that where the audited Party is found to be in non-compliance with the terms of this Agreement, the audited Party shall bear the cost of the audit. Novatel Wireless shall, upon reasonable notice to Intel, have the right to have an independent auditor chosen by Intel and and compensated by Novatel Wireless, inspect and investigate the compliance of Intel and Intel Manufacturers with the substantive, non-monetary provisions relating to the manufacturing license and the design license as set forth in Section 4.1 and Section 5.1, respectively. Such auditing firm shall be required to sign an agreement protecting Intel's Confidential Information, as defined in Section 10, and shall be authorized to report only the compliance with the above-mentioned provision. If Intel is found to be in material non-compliance with such license provisions, Intel shall bear the costs of the audit.


14.     ***


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                                       16

        ***


15.     TERM AND TERMINATION.

        15.1 Stated Term of Agreement. Unless sooner terminated under the provisions of this Section 15 the term of the Agreement begins on the Effective Date and expires five (5) years thereafter.

        15.2 Termination of the Agreement For Cause. Either Party shall have the right to terminate this Agreement if the other Party fails to cure a material breach of the terms of this Agreement within forty-five (45) days of receipt of written notice thereof from the non-breaching Party.

        15.3 Survival. Upon expiration or termination of this Agreement the following Sections of this Agreement shall survive and continue in effect: 2.1 (but only as provided therein), 2.2 (but only as provided therein) 2.3 (but only to the extent Section 2.1 and 2.2 survive), 5.1 (but only as provided therein), 15.3 and 18.1 and Articles 9, 10, 11, 12, 13, 14 (but only as provided therein), and 16. Upon expiration or termination of this Agreement, each Party shall: (i) return the Confidential Information of the other Party to such Party except such Confidential Information as is necessary to provide support services to existing customers; and (ii) have the right to ship and sell Products in Intel's inventory subject to the payment of royalties to Novatel Wireless as provided in Section 4.3. In addition, upon termination of this Agreement the Design and Manufacturing Packages held in escrow, if any, shall be immediately released to Novatel Wireless.

16.     LIMITATION OF LIABILITIES.

IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY, END USERS OR ANY OTHER THIRD PARTY, FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT, UNDER ANY CAUSE OF ACTION OR THEORY OF LIABILITY, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. ANY LIABILITY OF either party ARISING OUT OF THIS AGREEMENT SHALL IN NO CASE EXCEED THE GREATER OF (A) three TIMES THE TOTAL AMOUNT OF PAYMENTS RECEIVED BY NOVATEL WIRELESS FROM INTEL UNDER THIS AGREEMENT AND (B) fifteen million dollars, except that NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED TO LIMIT either party's liability for personal injury (including bodily injury), death, physical damage to property or ANY INDEMNITY PROVIDED BY either party to the other UNDER Section 12 of THIS AGREEMENT.

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17.      ADDITIONAL COLLABORATION

        Novatel Wireless and Intel will engage in the following technical collaboration:

        a) Novatel Wireless, in consultation with and support from Intel, will provide all personnel, resources, and IP to complete the work described in the statement of work attached in Exhibit J-1, also referred to as Phase 1b. The parties recognize that they have not set forth in full detail all technical aspects of the statement of work attached in Exhibit J-1. Upon execution of this agreement, the parties will complete this statement in reasonable detail. If the parties are unable for any reason to agree on such details within sixty (60) calendar days following the effective date, Novatel Wireless will in good faith perform the work as presently described with a goal of making Novatel Wireless technology work as well on platforms targeted in the statement of work attached as Exhibit J-1 as on any other silicon, board or system architecture.

        b) Novatel Wireless presently intends to perform the work described in the statements of work set forth in Exhibits J-2 also referred to as Phase 2. The parties recognized that they have reached full agreement upon the advisability or the scope of this work. Upon execution of this agreement, Novatel Wireless will in good faith agree with Intel on this scope of this work. If the parties are unable for any reason to agree on such details within ninety (90) calendar days following the effective date, Novatel Wireless will in good faith perform the work as presently described with a goal of making Novatel Wireless technology for Software Reconfigurable Radios work on Intel Silicon.

        c) Assuming the success of Phase 2 technology development (as mutually defined and agreed to by both companies), the productization of such technology will be undertaken as set forth in Exhibit J-3 also referred to as Phase 2b. The parties recognized that they have reached full agreement upon the advisability or the scope of this work - given that the Phase 2 technology achieves its performance and cost targets. Upon execution of this agreement, Novatel Wireless will in good faith agree with Intel on the next level of details for this phase. If the parties are unable for any reason to agree on such details within 365 calendar days following the effective date, the high level terms set forth in the current exhibit will continue to remain in effect - unless mutually agreed to in writing between the two companies.

18.     GENERAL.

        18.1 Notice. Unless otherwise agreed to by the Parties, all notices required under this Agreement shall be deemed effective when received and made in writing by either (i) registered mail, (ii) certified mail, return receipt requested, or (iii) overnight mail, addressed and sent to the attention:

               INTEL:        Intel Corporation
                             2111 N.E. 25th Avenue
                             MS JF3-147
                             Hillsboro, Oregon 97124-6497
                             Attn:   General Counsel

                             With a copy of non-technical notices to

                             Intel Corporation
                             2111 N.E. 25th Avenue
                             MS JF3-147
                             Hillsboro, Oregon 97124-6497
                             Attn: Post Contracts Management

               Novatel Wireless:    Novatel Wireless, Inc.

                             9360 Towne Centre Drive
                             Suite 110
                             San Diego, California 92121
                             Attn: Bruce Gray, Senior Vice President of Sales and Marketing.



                Each Party may designate another address for notices hereunder in a written notice to the other from time to time.

        18.2    Construction.

                (1) Headings. The headings of this Agreement are provided for reference only and shall not be used as a guide to interpretation.

                (2) Order of Precedence. In the event of inconsistency between or among the various Agreement documents, the following order of precedence shall govern interpretation:

                        (a) The Statement of Work, solely as to its subject matter;

                        (b) This document and its Exhibits other than the Statement of Work and the Purchase Order; and

                        (c)     Purchase Orders and Invoices.

        18.3 Independent Contractor. Each Party is and shall remain an independent contractor with respect to all performance rendered pursuant to the Agreement documents. Neither Party nor any employee thereof shall be considered an employee or agent of the other Party for any purpose and shall have no authority to bind or make commitments on behalf of such other Party for any purpose and shall not hold itself or themselves out as having such authority. In performing Services under this Agreement, Novatel Wireless is an independent contractor and its personnel and other representatives shall not act as nor be agents or employees of Intel. As an independent contractor, Novatel Wireless will be solely responsible for determining the means and methods for performing the required Services. Novatel Wireless shall have complete charge and responsibility for personnel employed by Novatel Wireless.

        18.4 Independent Development. Except as set forth in Section 2.4, this Agreement does not preclude Intel or Novatel Wireless from evaluating, acquiring from third parties not a party to this Agreement, independently developing or marketing similar technologies or products to the Products, or making and entering into similar arrangements with other companies. Neither Party is obligated by this Agreement to make such products or technologies available to the other.

        18.5 Compliance with Laws. Each Party shall, at its own expense, comply with any governmental law, statute, ordinance, administrative order, rule or regulation relating to its duties, obligations and performance under this Agreement and shall procure all licenses and pay all fees and other charges required thereby.

        18.6 Export of Technical Data. The Parties shall not, nor shall they authorize or permit their employees, agents or subcontractors to, export or re export any Deliverable or Products, any technical information, or any process, product or service that is produced under this Agreement to any country specified as a prohibited destination in applicable national, state and local laws, regulations and ordinances, including the Regulations of the U.S. Department of Commerce and/or the U.S. State Department, without first obtaining government approval.

        18.7 Taxes. Except as otherwise set forth in Section 4 of Exhibit B, each Party shall have sole responsibility for the payment of all taxes and equivalents and duties imposed by all governmental entities, as they pertain to its duties, obligations and performance under this Agreement, without reimbursement for tax liability, penalty, or interest, assessed upon either Party.

        18.8 Dispute Resolution. All disputes arising directly under the express terms of this Agreement or the grounds for termination thereof shall be resolved as follows: The senior management of both parties shall meet to attempt to resolve such disputes. If the disputes cannot be resolved by the senior management, either party may make a written demand for formal dispute resolution and specify therein the scope of the dispute. Within thirty (30) days after such written notification, the parties agree to meet for one (1) day with an impartial mediator and consider dispute resolution alternatives other than litigation, including referral to the National Patent Board. If an alternative method of dispute resolution is not agreed upon within thirty (30) days after the one day mediation, either party may begin litigation proceedings.

        18.9 Force Majeure. Neither Party shall be held liable for failure to fulfill its obligations other than payment obligations under this Agreement, if the failure is caused by flood, extreme weather, fire, or other natural calamity, acts of governmental agency, or similar causes beyond the control of such party, and the term for performance shall be increased to a reasonable period of time.

        18.10 Assignment. Neither party may assign or otherwise transfer its rights or obligations under this Agreement without prior written consent of the other party, which shall not be unreasonably withheld, conditioned or delayed; provided that Intel may assign this Agreement to a successor in interest, by merger, operation of law, or by assignment, purchase or otherwise of the particular business or substantially all of the assets of the particular business within Intel to which this Agreement relates, without Novatel Wireless's consent. A change of control shall not be considered a transfer or assignment under this
        Section 18.10. Any attempt by either party to assign or delegate any rights, duties or obligations set forth in this Agreement without the other party's prior written consent , except as permitted herein, shall be deemed a material breach of this Agreement and shall be null and void. Except as provided above, the terms and conditions of this Agreement shall bind and enure to the benefit of each party's successors and assigns.


        18.11 Governing Law, Jurisdiction and Venue. Any claim arising under or relating to this Agreement shall be governed by the internal substantive laws of the State of Delaware or federal courts located in Delaware, without regard to principles of conflict of laws. Each party hereby agrees to jurisdiction and venue in the courts of the State of Delaware for all disputes and litigation arising under or relating to this Agreement. This provision is meant to comply with 6 Del. C. Section 2708(a). The provisions of the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. The parties agree that the predominance of this Agreement is the sale of goods, and agree that the Delaware version of the Uniform Commercial Code, Article 2, shall be applicable to this Agreement.

        18.12 No Other Rights. This Agreement shall not be construed to grant any rights by implication, estoppel, or otherwise, that are not granted through its express provisions.

        18.13 Severability. The terms and conditions stated herein are declared to be severable. If any paragraph, provision, or clause in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall use good faith to negotiate a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement.

        18.14 Waiver. Failure by either party to enforce any term of this Agreement shall not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties

        18.15 Entire Agreement. The terms and conditions of this Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. No amendments or modifications shall be effective unless in a writing signed by authorized representatives of both parties. These terms and conditions will prevail notwithstanding any different, conflicting or additional terms and conditions which may appear on any purchase order, acknowledgment or other writing not expressly incorporated into this Agreement. This Agreement may be executed in two (2) or more counterparts, all of which, taken together, shall be regarded as one and the same instrument. The following exhibits are attached hereto and incorporated herein:

               Exhibit A: Product Definition and Specifications
               Exhibit B: Purchasing Terms
               Exhibit B-1: Product and Services Pricing; Statements of Work Exhibit B-2: Intentionally Omitted
               Exhibit B-3  Certificate of Originality
               Exhibit B-4  Assignment of Intellectual Property
               Exhibit C-1: Manufacturing Package
               Exhibit C-2: Design Package
               Exhibit C-3: Escrow Provisions
               Exhibit D:  Support and Training Requirements
               Exhibit E:  Quality Assurance Requirements
               Exhibit F:  Intentionally Omitted
               Exhibit G: Executed CNDA
               Exhibit H: Interoperability Statement of Work
               Exhibit I:  Intentionally Omitted
               Exhibit J-1:  Phase 1b Statement of Work
               Exhibit J-2:  Phase 2 Collaboration
               Exhibit J-3:  Phase 3b Collaboration

18.16 Marketing Collaboration. In the event Intel chooses to brand the products with an Intel brand, rather than co-brand the Products, the parties shall discuss in good faith opportunities for joint participation in trade shows and other joint marketing opportunities.






IN WITNESS WHEREOF the Parties, through their respective duly authorized representatives, hereby execute this Agreement on the Effective Date.


INTEL CORPORATION                         NOVATEL WIRELESS, INC.


By: /s/ ANGELA BIEVER                     By: /s/ BRUCE GRAY
   ----------------------------------        ----------------------------------

Printed Name: Angela Biever               Printed Name: Bruce Gray
             ------------------------                  ------------------------

Title: General Manager, NBI               Title: Senior Vice President,
      -------------------------------            Sales and Marketing
                                                -------------------------------

Date:  October 23, 2000                   Date:  October 23, 2000
     --------------------------------          --------------------------------

                                    EXHIBIT A

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                                       ***


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***

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                             [NOVATEL WIRELESS LOGO]


                                             EXHIBIT A-1
EXHIBIT A-1
PRODUCT SPECIFICATIONS

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                                   EXHIBIT A-2

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                                   EXHIBIT A-4

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Exhibit A-6

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                            [NOVATEL WIRELESS LOGO]



                                    EXHIBIT B






                                   71 OF 117

                                    EXHIBIT B

         TERMS AND CONDITIONS OF PURCHASE AGREEMENT - GOODS AND SERVICES



1. DEFINITIONS. The following terms shall have the meanings ascribed to them for the purpose of the Agreement.

A. "Hazardous Materials" are or contain dangerous goods, chemicals, contaminants, substances, pollutants, or any other materials that are defined as hazardous by relevant local, state, national, or international law, regulations, and standards.

B. "Purchase Order" is Intel's document setting forth specific Services to be rendered and/or specific Products ordered, and Release information.

C. "Release" means Intel's authorization for Novatel Wireless to provide the Services and/or to ship a definite quantity of Products to a specified schedule. The Release is contained in the Purchase Order sent to Novatel Wireless.

D. "Service(s)" means the additional consulting services to be performed by Novatel Wireless as set forth in Section 3.4 of the Agreement and the interoperability testing services set forth in Section 3.5 of the Agreement.


2.      DELIVERY AFTER EXPIRATION

        At Intel's option, Products may be scheduled for delivery up to six (6) months following expiration of the Agreement.


3.     PRICING

A. Except as set forth in Exhibit B-1, Pricing for the Products and Services shall be in accordance with Exhibit B-1 for the duration of this Agreement. The parties may substitute a revised Exhibit B-1 at any time by each signing a dated copy that shall from such date be the effective Exhibit B-1. At Intel's request, Services shall be provided in accordance with a Statement of Work in the form specified in Exhibit B-1

B. In consideration for including the Products exclusively in the reference design for the ***, the price charged Intel for any Product or Service shall always be Novatel Wireless's *** for that Product or equivalent Service regardless of any special terms, conditions, rebates, or allowances of any nature (hereinafter "***"), provided that the price charged by Novatel Wireless for *** and *** shall be *** of such price. If Novatel Wireless sells any Product or Service to any customer at a price *** that set forth herein, Novatel Wireless shall adjust its price to the *** for any un-invoiced Products or Service and for all future invoices for such Product or Service. Each of the above adjustments shall be calculated from the date Novatel Wireless first sells the Product or Service at the ***.

C. In the event Novatel Wireless offers ***, either as a general *** or only to *** for any reason, Novatel Wireless shall immediately inform Intel of this price and price protect Intel's inventory of affected Products or Service by *** to Intel an amount equal to *** by Intel and the *** Products pulled into Intel's manufacturing process for consumption or Service retroactive to the date the Novatel Wireless first sells the Product or Service at a lower price.

D. Intel may return up to *** of its inventory of Products purchased from Novatel Wireless during the previous ninety (90) days in unopened, original, individual Product packaging for a credit against any future Novatel Wireless invoices.

E. All applicable taxes, including but not limited to sales/use taxes, transaction privilege taxes, gross receipts taxes, and other charges such as duties, customs, tariffs, imposts, and government imposed surcharges shall be stated separately on Novatel Wireless's invoice. Novatel Wireless shall remit all such charges to the appropriate tax authority unless Intel provides sufficient proof of tax exemption. In the event that Intel is prohibited by law from making payments to Novatel Wireless unless Intel deducts or withholds taxes therefrom and remits such taxes to the local taxing jurisdiction, then Intel shall duly withhold such taxes and shall pay to Novatel Wireless the remaining net amount after the taxes have been withheld. Intel shall not reimburse Novatel Wireless for the amount of such taxes withheld. When property is delivered and/or services are provided or the benefit of services occurs within jurisdictions in which Novatel Wireless collection and remittance of taxes is required by law, Novatel Wireless shall have sole responsibility for payment of said taxes to the appropriate tax authorities. In the event Novatel Wireless does not collect tax from Intel, and is subsequently audited by any tax authority, liability of Intel will be limited to the tax assessment, with no reimbursement for penalty or interest charges. Each party is responsible for its own respective income taxes or taxes based upon gross revenues, including but not limited to business and occupation taxes.

F. Additional costs will not be reimbursed without Intel's prior written approval.


4.     INVOICING AND PAYMENT

A. Intel shall make payment within *** days of Intel's receipt of the proper original invoice or Intel's receipt of Products or performance of Services, whichever is later. Payment is made when Intel's check is mailed or EDI funds transfer initiated.

B. Original invoices or packing lists shall be submitted and shall include: purchase agreement number from the Purchase Order, Purchase Order number, line Product number, Release number, part number, complete bill to address, description of Products, quantities, unit price, extended totals, and any applicable taxes or other charges. All costs forwarded to Intel for reimbursement of expenses agreed under the terms of this Agreement shall be net of any reclaimable Value Added Taxes ("VAT") incurred on such expenses. Intel's payment shall not constitute acceptance.

C. Novatel Wireless shall be responsible for and shall hold Intel harmless for any and all payments to its vendors or subcontractors utilized in performing the Services.

D. Novatel Wireless agrees to invoice Intel no later than one hundred eighty (180) days after completion of Services or shipment of Products. Intel will not be obligated to make payment against any invoices submitted after such period.


5.      TERMINATION FOR CONVENIENCE

A. Subject to Section 2.4 of the Agreement (Exclusivity), Intel may terminate any Purchase Order or Release issued, or any part thereof, at any time for its sole convenience by giving written notice of termination to Novatel Wireless. Upon Novatel Wireless's receipt of such notice, Novatel Wireless shall, unless otherwise specified in such notice, immediately stop all work hereunder and give immediate written notice to and cause all of its suppliers or subcontractors to cease all related work.

B. There shall be no charges for termination of orders for Products or Services not yet provided. Intel will be responsible for payment of authorized Services and Products already provided by Novatel Wireless, but not yet invoiced. Notwithstanding anything to the contrary, Novatel Wireless shall not be compensated in any way for any work done after receipt of Intel's notice, nor for any costs incurred by Novatel Wireless's vendors or subcontractors after Novatel Wireless gives them notice of termination, nor for any costs Novatel Wireless could reasonably have avoided. Novatel Wireless will be responsible to immediately notify its relevant suppliers of any relevant termination pertaining to this agreement.

C. Notwithstanding anything else in the Agreement, failure to meet the delivery date(s) in the Purchase Order shall be considered a material breach of contract and shall allow Intel to terminate the order for the Product and/or any subsequent Releases in the Purchase Order without any liability.

D. Novatel Wireless may terminate any Purchase Order or Release issued, or any part thereof, by providing Intel written notice of termination upon the occurrence of any of the following events:

        (a) Intel materially breaches its payment obligations under this Agreement, unless such failure is cured within sixty (60) days from receipt of written demand for such payment.




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        (b) Intel materially breaches any material provision of this Agreement and fails to institute reasonable efforts to cure such material breach within sixty (60) days from receipt of written notice describing the breach. This section in no way limits Novatel Wireless's rights to terminate the Agreement pursuant to Section 15 thereof.


6.      CONTINGENCIES

        Neither party shall be responsible for its failure to perform due to causes beyond its reasonable control, such as acts of God, fire, theft, war, riot, embargoes or acts of civil or military authorities. If delivery of Products or performance of Services are to be delayed by such contingencies, Novatel Wireless shall immediately notify Intel in writing and Intel may either: (i) extend time of performance; or (ii) terminate all or part of the uncompleted portion of the Purchase Order at no cost to Intel.


7.      DELIVERY, RELEASES, AND SCHEDULING

A. Any forecasts provided by Intel are non-binding forecasts that are made for planning purposes only and do not constitute a Release or other commitment by Intel. Within *** following execution of this Agreement, Intel shall furnish Novatel Wireless with a forecast ("Estimated Product Forecast"), estimating on at least a monthly basis, the quantity of each type of Products that Intel may purchase during the succeeding *** period and the desired date therefor ("Delivery Date"). Thereafter, on or before the first day of each calendar month, and at such other time as appropriate in the event forecasts are more frequent than monthly, Intel shall provide Novatel Wireless with an updated forecast for the succeeding *** period. Novatel Wireless will use its commercially reasonable efforts to ensure that supply of Products is available consistent with Intel's forecasts, as updated, but Intel will have no liability for any differences between the Estimated Product Forecast and the actual Product volume ordered by Intel in any Purchase Order Release.

B. All Purchase Orders placed by Intel under this Agreement shall reference this Agreement and shall be governed only by the terms and conditions of this Agreement. The terms and conditions of any Purchase Order, or any other document submitted by Intel, which conflicts with or in any way purports to amend this Agreement are hereby specifically objected to and shall be of no force or effect, unless the same refers to this Agreement, is agreed to in writing by an authorized officer of Novatel Wireless and an authorized representative of Intel. Intel shall submit in writing firm Purchase Orders which cover the Products Intel is purchasing and identify (i) the desired Products, (ii) desired quantity,
        (iii) requested delivery dates, (iv) destinations of each Product ordered per shipment and (v) desired method of transportation.

C. Novatel Wireless shall notify Intel in writing within four (4) business days of receipt of Intel's Purchase Order if Novatel Wireless is unable to make any scheduled delivery and shall state the reasons therefor. The absence of such notice constitutes acceptance of the Purchase Order and commitment to the Release terms.

D. Novatel Wireless shall deliver Products per the Release schedule and Intel may return non-conforming shipments at Novatel Wireless's risk and expense.

E. Novatel Wireless shall promptly perform Services as scheduled or shall promptly notify Intel if unable to perform any scheduled Services and shall state the reasons.

F. Intel may reschedule any Release in whole or in part prior to the Release date at no additional charge.

G. Intel may place any portion of a Release on hold by notice that shall take effect immediately upon receipt. Releases placed on hold will be rescheduled or terminated in accordance with Section 5 within a reasonable time.

H. Intel shall have no obligation with respect to the purchase of Products or Services under this Agreement until such Products are specified in an issued Purchase Order that contains specific Release dates for specific Products and, for Products, the other information set forth in Section 7.B.

I. If for any reason Novatel Wireless discontinues the manufacture of any Product during the term of this Agreement or within one (1) year after the final delivery under this Agreement, Novatel Wireless shall give Intel at least twelve (12) months prior written notice of such Product discontinuance, during which time Intel shall have the option to place a final Release for such Products for delivery to Intel within an agreed upon period. If any warranty return claims are made for such discontinued Products, then such returns will be subject to the warranty provisions in Section 8.

J. During the term of the Agreement, Novatel Wireless will fulfill Intel's requirements for the Products prior to supplying any third party with Products or Substitutable Products. In addition, Novatel Wireless will fulfill Intel's Purchase Order for Products within *** weeks of receiving such Purchase Order, provided that such Purchase Order does not exceed the most recent forecast, and will fulfill any amount by which the Purchase Order exceeds the most recent forecast (up to ***), within *** weeks of receiving Intel's Purchase Order.


8.      INSPECTION, ACCEPTANCE AND WARRANTY

A. Intel may inspect and test all Products at reasonable times before, during, and after manufacture. If any inspection or test is made on Novatel Wireless's premises, Novatel Wireless shall provide reasonable facilities and assistance for the safety and convenience of Intel's inspectors in such manner as shall not unreasonably hinder or delay Novatel Wireless's performance. All Products and Services shall be received subject to Intel's inspection, testing, approval, and acceptance at Intel's premises (provided that such inspection, testing, approval and acceptance is not to exceed a period of ten (10) days) notwithstanding any inspection or testing at Novatel Wireless's premises or any prior payment for such Products or Services. All products not rejected by Intel within ten (10) days will be deemed accepted by Intel. Products or Services rejected by Intel as not conforming to this Agreement or Product specifications (including without limitation the Product Specifications set forth in Exhibit A of the Agreement), whether provided by Intel or furnished with the Product, may be returned to Novatel Wireless and in accordance with the terms of this Section at Novatel Wireless's risk and expense , at Intel's request, shall immediately be repaired or replaced.

B. Novatel Wireless makes the following warranties regarding Products and Services furnished hereunder, which warranties shall run from the date of acceptance of Products or Services by Intel and which shall survive any delivery, inspection, acceptance, payment, or resale of the
        Products:

        (i) Novatel Wireless has the necessary right, title, and interest to provide said Products and Services to Intel, and the Products will be free of liens and encumbrances;

        (ii)    Products are new, and of the grade and quality specified;

        (iii) Products and Services are free from defects in workmanship and material, conform to all samples, drawings, descriptions, and specifications furnished or published by Novatel Wireless, and to any other agreed-to specifications, including without limitation the Product Specifications set forth in Exhibit A of the Agreement. This warranty does not extend to (1) defects, errors, or nonconformities in a Product due to use other than in accordance with Novatel Wireless's specifications and (2) defects, errors or nonconformities in the Product due to modifications, alterations, additions or changes in the Product not permitted by this Agreement.



        (iv) Products conform to the manufacturing quality provisions set forth in Exhibit E of the Agreement;

        (v) Novatel Wireless has all necessary rights, title, and interest to grant the rights set forth herein to Intel, free of any claims, liens, or conflicting rights in favor of any third party;

        (vi) The Product Software licensed in this Agreement is free from significant programming errors and defects in workmanship and materials, and substantially complies with functionality and performance set forth in Novatel Wireless's published specifications and the specifications set forth in Exhibit A of the Agreement;

        (vii) The Product Software contains no disabling code and is free from any viruses at the time of delivery to Intel;

C. If Novatel Wireless breaches any of the foregoing warranties, or Products (including the Product Software) or Services are otherwise defective or non-conforming, during a period of two (2) years after Intel's acceptance of Products or Services, Novatel Wireless shall, promptly repair or replace, such Products and Services. Novatel Wireless shall bear the cost of shipping and


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                                  CONFIDENTIAL                              73
        shall bear the risk of loss of all defective or non-conforming Products while in transit.

D. During the warranty period, Intel may give Novatel Wireless written notice of any defect, deficiency or non-conformance of any Product or Services, or parts thereof. Novatel Wireless shall, at no cost to Intel, and with the "Turn-Around Time" defined in Section 8(E), repair or replace such Products or provide such Services, provided, however, with respect to Products, that the Products have been maintained in accordance with Novatel Wireless's specifications as set forth in Exhibit A of this Agreement and have not been modified by any party other than Novatel Wireless except as expressly permitted by this Agreement. Novatel Wireless shall bear the cost of shipping and shall bear the risk of loss of all defective or non-conforming Products while in transit, and for the return of the repaired and/or replaced Products to the appropriate destination. Repaired or replaced Products shall be subject to the same warranties and remedies as the initial Product for a period of eighteen (18) months after repair and/or replacement Products have been received by Intel, or the remainder of the original warranty period, whichever is longer. Notwithstanding the foregoing, Intel shall bear all expenses if no fault on the part of Novatel Wireless was found in the Products returned for repair or replacement. In addition, Novatel Wireless shall be responsible for all rework costs incurred by Intel as a result of defective or non-conforming products. For purposes of this Agreement, the term "rework" means the process of (i) diagnosing, retrieving, and accessing a non-conforming or defective Product; (ii) repairing such Product so that it is conforming and free from defects and/or replacing such Product with an Product which is conforming and free from defects, (iii) if necessary, reconfiguring an Intel product to accommodate the repaired or replaced Product or the covered item, (iv) testing the repaired or replaced Product to ensure that the repaired or replaced Product is conforming and free from defects; and (v) returning the Product which is conforming and free from defects to the location where the non-conforming or defective Product was at the time the non-conformance or defect was discovered

E. "Turn-Around Time" for purposes of this section means thirty (30) days from the date on which such defective Product, or defective or non-conforming part thereof, is furnished to Novatel Wireless for repair or replacement, until the date on which such replaced or repaired Product is returned to Intel. With respect to Services, "Turn-Around Time" for providing the required Services shall be thirty (30) days from the date Novatel Wireless receives notice that Services are not being provided as required under the Agreement.

F. The warranty granted in this Section 8 sets forth Intel's sole and exclusive remedy and Novatel Wireless's sole and exclusive liability for any claim of warranty for any Product or Service delivered by Novatel Wireless.

G. Intel acknowledges that it is not authorized to make any warranty or representation on behalf of Novatel Wireless or its suppliers regarding the Products, whether express or implied, other than the warranty terms set forth in this Section 8.

H. THE WARRANTY MADE UNDER THIS SECTION 8 IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


9.      PRODUCT SPECIFICATIONS/ IDENTIFICATION/ERRATA

A. Novatel Wireless shall not modify the specifications for Products or Services without Intel's written consent. Novatel Wireless shall notify Intel at least sixty (60) days in advance of any changes in the manufacturing process.

B. Novatel Wireless shall cooperate with Intel to provide configuration control and traceability systems for Products supplied hereunder.

C. Novatel Wireless shall provide Intel with an errata list for each Product and shall promptly notify Intel in writing of any new errata with respect to the Products.


10.     PACKING AND SHIPMENT

A. All Products shall be prepared for shipment in a manner that: (i) follows good commercial practice; (ii) is acceptable to common carriers for shipment at the lowest rate; and (iii) is adequate to ensure safe arrival. Novatel Wireless shall mark all containers with necessary lifting, handling and shipping information, Purchase Order number, date of shipment, and the names of the Intel and Novatel Wireless. Intel shall notify Novatel Wireless of the method of shipment and expected delivery date. If no instructions are given, Novatel Wireless shall select the most cost effective carrier, given the time constraints known to Novatel Wireless. Novatel Wireless shall ship only the quantity of Products specified in the Release. Intel may return at Novatel Wireless's expense any Products in excess of the quantity stated in the Release.

B. Intel shall manage all freight shipped pursuant to this Agreement unless Intel indicates, in writing, on the Purchase Order, at the time it is first submitted to Novatel Wireless, that Novatel Wireless is to manage the freight with respect to that particular Purchase Order. The party selected to manage freight shall do so in accordance with the following terms and conditions:

        (i) For Novatel Wireless Managed Freight: All Products shall be shipped Delivered Duty Paid, Intel's Dock (DDP: Intel's Dock, Incoterms 2000) for non free trade zone factory sites or Delivered Duty Unpaid, Intel's Dock (DDU: Intel's Dock, Incoterms 2000) for free trade zone factory sites. Title and Risk of loss shall pass to Intel upon delivery of Products to Intel's Dock.

        (ii) For Intel Managed Freight: All Products shall be shipped Free Carrier, Novatel Wireless's Dock (FCA: Novatel Wireless's Dock, Incoterms 2000). Title and Risk of loss shall pass to Intel upon delivery of Products to Intel's agent at the Novatel Wireless Dock.


11.     OWNERSHIP AND BAILMENT RESPONSIBILITIES

A. Any specifications, drawings, schematics, technical information, data, tools, dies, patterns, masks, gauges, test equipment, and other materials furnished or paid for by Intel shall: (i) be kept confidential; (ii) remain or become Intel's property; (iii) be used by Novatel Wireless exclusively for Intel's orders; (iv) be clearly marked as Intel's property and segregated when not in use; (v) be kept in good working condition at Novatel Wireless's expense; and (vi) be shipped to Intel promptly on demand.

B. Novatel Wireless shall insure Intel's property and be liable for loss or damage while in Novatel Wireless's possession or control, ordinary wear and tear excepted.


12.     HAZARDOUS MATERIALS

A. If Products or Services provided hereunder include Hazardous Materials, Novatel Wireless represents and warrants that Novatel Wireless and its personnel providing Services to Intel understand the nature of and hazards associated with the design and/or Service of Products including handling, transportation, and use of such Hazardous Materials, as applicable to Novatel Wireless. Prior to causing Hazardous Materials to be on Intel's property, Novatel Wireless shall obtain written approval from Intel's Site Environmental/Health/ Safety organization. Novatel Wireless will be fully responsible for and indemnify Intel from any liability resulting from the actions of Novatel Wireless or its contractors in connection with: (i) providing such Hazardous Materials to Intel; and/or (ii) the use of such Hazardous Materials in providing Services to Intel.

B. Novatel Wireless will timely provide Intel with material safety data sheets and any other documentation reasonably necessary to enable Intel to comply with applicable laws and regulations.

C. Novatel Wireless hereby certifies that Products supplied to Intel do not contain and are not manufactured with any ozone depleting substances, as those terms are defined by law.


13.     CUSTOMS CLEARANCE

        Upon Intel's request, Novatel Wireless will promptly provide Intel with a statement of origin for all Products and with applicable



                                  CONFIDENTIAL                              74
        customs documentation for Products wholly or partially manufactured outside of the country of import.


14.     INSURANCE

A. Without limiting or qualifying Novatel Wireless's liabilities, obligations, or indemnities otherwise assumed by Novatel Wireless pursuant to this Agreement, Novatel Wireless shall maintain, at its sole cost and expense, with companies acceptable to Intel, Commercial General Liability and Automobile Liability Insurance with limits of liability not less than $1,000,000.00 per occurrence and including liability coverage for bodily injury or property damage (1) assumed in a contract or agreement pertaining to Novatel Wireless's business and (2) arising out of Novatel Wireless's product, Services, or work. Novatel Wireless's insurance shall be primary, and any applicable insurance maintained by Intel shall be excess and non-contributing. The above coverages shall name Intel as additional insured.

B. Novatel Wireless shall also maintain statutory Workers' Compensation coverage, including a Broad Form All States Endorsement in the amount required by law, and Employers' Liability Insurance in the amount of $1,000,000.00 per occurrence.

C. If Novatel Wireless is providing any professional service to Intel, Novatel Wireless shall maintain Professional Liability Insurance (including errors and omissions coverage) with liability limits not less than $1,000,000.

D. Novatel Wireless shall provide Intel with properly executed certificate(s) of insurance prior to commencement of any operation hereunder and shall notify Intel, no less than thirty (30) days in advance, of any reduction or cancellation of the above coverages. Such certificates shall be sent to the attention of Intel's Material Representative at the address forth in the Notices section of this Agreement.


15.     COMPLIANCE WITH LAWS AND RULES

A. Novatel Wireless shall comply with all national, state, and local laws and regulations governing the manufacture, transportation, import, export, and/or sale of Items and/or the performance of Services in the course of this Agreement. In the United States, these may include, but are not limited to, Department of Commerce including U. S. Export Administration regulations, Securities Exchange Commission, Environmental Protection Agency, and Department of Transportation regulations applicable to Hazardous Materials. Neither Novatel Wireless nor any of its subsidiaries will export/re-export any technical data, process, product, or service, directly or indirectly (including the release of controlled technology to foreign nationals from controlled countries), to any country for which the United States government or any agency thereof requires an export license or other government approval without first obtaining such license. In addition, Novatel Wireless agrees not to provide foreign nationals from controlled countries as employees or contractors for work on any Intel site. For a current list of "Controlled Countries" refer to http://www.bxa.doc.gov.

B. Novatel Wireless agrees to abide by all Intel's rules and regulations while on Intel's premises or performing Services including, but not limited to, safety, health and Hazardous Material management rules, and rules prohibiting misconduct on Intel's premises including, but not limited to, use of physical aggression against persons or property, harassment, and theft. Novatel Wireless will perform only those Services identified on Addendum "A" and will work only in areas designated for such Services. Novatel Wireless shall take all reasonable precautions to ensure safe working procedures and conditions for performance on Intel's premises and shall keep Intel's site neat and free from debris.

C. Novatel Wireless represents and agrees that it is in compliance with Executive Order 11246 and implementing Equal Employment Opportunity regulations, the Vietnam Era Veterans' Readjustment Assistance Act as amended by the Veterans Employment Opportunities Act of 1998 (to include: Vietnam-era Veterans and other Veterans who served on active duty during a war or campaign or expedition for which a campaign badge has been authorized), and the Immigration Act of 1987, unless exempted or inapplicable.

E. Novatel Wireless shall comply with all applicable laws regarding non-discrimination in terms and conditions of employment, payment of minimum wage and legally mandated employee benefits and compliance with mandated work hours. Novatel Wireless shall comply with all applicable laws regarding employment of underage or child labor and shall not employ children under the age of 16.


16.     INTENTIONALLY OMITTED.


17.     SECURITY

        Novatel Wireless confirms that to the best of its knowledge, employees of Novatel Wireless performing work at Intel's facilities have no record of criminal convictions involving drugs, assaultive or combative behavior, or theft within the last five years. Novatel Wireless understands that such employees may be subject to criminal history investigations by Intel at Intel's expense and will be denied access to Intel's facilities if any such criminal convictions are discovered.


18.     INTENTIONALLY OMITTED.


19.     ELECTRONIC TRANSACTIONS

A. Subject to the terms and conditions of this Section, the parties agree to receive electronic documents and accept electronic signatures relating to transactions contemplated by the Agreement, including Releases, Purchase Orders, Purchase Order Acknowledgments, Invoices and other transactions as may be agreed by the parties from time to time. Electronic documents and electronic signatures shall be a substitute for paper-based documents and signatures, and the legal validity of a transaction will not be denied on the ground that it is not in writing.

B. All electronic documents shall be transmitted through the use of EDI, XML or other WEB based transmission formats. Electronic documents may be transmitted or received electronically directly by the parties or through designated third party communication network service providers with which either party may contract. Each party agrees to designate all transmissions as confidential and protect all electronic documents from improper or unauthorized access in accordance with Section 10 of the Agreement. Information contained in any electronic document or otherwise exchanged electronically between the parties shall be considered the confidential information of the disclosing party and shall be maintained in accordance with Section 10 of the Agreement.

C. For purposes of this Agreement, an electronic signature shall mean information or data in electronic form that is attached to or logically associated with an electronic document and executed or adopted with the intent to sign the electronic document. An oral communication or a recording of an oral communication shall not qualify as an electronic signature. Nothing in this section shall be construed to limit or otherwise affect the rights of either party to assert that an electronic signature is a forgery, is used without authority, or otherwise is invalid for reasons that would invalidate the effect of a signature in written form.

D. Novatel Wireless acknowledges that its use of Intel's websites is at Novatel Wireless's own risk and that Intel makes no representations or warranties of any kind whatsoever regarding Intel's websites (including any software, hardware, equipment, communications providers or connections), whether express or implied, written or oral, including any warranty that the Intel's websites will be operational at any particular time, free from outages or errors, compatible with any other computer or telecommunications hardware or software, fit for any particular purpose, or any warranty arising out of course of performance, course of dealing or usage of trade. Novatel Wireless hereby releases Intel from any and all liability of any kind whatsoever arising out of Novatel Wireless's use of or inability to access Intel's website.



                                  CONFIDENTIAL                              75

20.     USE OF INTELS PASSWORDS

A. During the term of the Agreement, Intel may provide Novatel Wireless's employees and/or agents with user names and passwords ("Password[s]") for access to certain of Intel's confidential websites ("Website[s]"). Intel may revoke a Password and access rights to any Website, at any time without notice to Novatel Wireless. Novatel Wireless agrees that the Passwords are the confidential information of Intel and shall be maintained in accordance with Section 10 of the Agreement.

B. Passwords will only be granted to Novatel Wireless's employees or agents that execute an on-line password use agreement. Novatel Wireless agrees that this on-line password use agreement will be a valid and binding agreement when executed by such employees or agents. Novatel Wireless agrees to take all reasonable efforts to ensure that such employees and agents comply with the terms of such password use agreements and to notify Intel within ten (10) business days of such an employee or agent terminating their employment with Novatel Wireless.

C. Novatel Wireless and Novatel Wireless's employees and/or agents are authorized to use Passwords only for accessing the Websites for the business purposes intended by Intel and for no other purpose. All information found on the Website or downloaded, transferred, printed or otherwise obtained from the Website is the Confidential Information of Intel and is subject to the terms and conditions of the CNDA referenced on the signature page of this Agreement. Before accessing and receiving Confidential Information from the Website, Novatel Wireless's employees and/or agents must electronically accept the terms and conditions of the electronic Confidential Information Transmittal Record ("CITR") found on the Website, which the parties agree will substitute for the CITR procedure in the CNDA. Intel will record and store a record of each and every time Novatel Wireless's employees and/or agents access the Website with the Password. In addition to the terms and conditions of the CNDA, Novatel Wireless's employees and/or agents will comply with any other restrictions found on the Website.



                                  CONFIDENTIAL                              76

EXHIBIT B-1




                                       ***

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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       ***

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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT B-2

                              INTENTIONALLY OMITTED







                                  CONFIDENTIAL                              79

                                   EXHIBIT B-3

                           CERTIFICATE OF ORIGINALITY


This Certificate of Originality must be completed by Novatel Wireless when furnishing software material (program product or offering and related documentation, or other software material) for Intel.

One Certificate of Originality can cover one complete product, even if that product includes multiple modules. However, a separate Certificate of Originality must be completed for the code and another for its related documentation (if any.)

Please leave no questions blank. Write "not applicable" or "N/A" if a question is not relevant to the furnished software material.



1. Name of the software material (provide complete identification, including version, release and modification numbers for programs and documentation):________________________________________________________

2. Was the software material or any portion thereof written by any party other than you, or your employees working within their job assignment?

        Yes ______         No ______ If Yes, provide the following information:

        (a) Indicate if the whole of the software material or only a portion thereof was written by such party, and identify such portion:__
        _______________________________________________________________________

        (b)     Specify for each involved party:

                (i)     Name: _________________________________________________

                (ii)    Company: ______________________________________________

                (iii)   Address: ______________________________________________

                (iv) If the party is a company, how did it acquire title to the software material (e.g., software material was written by company's employees as part of their job assignment)?

                (v) If the party is an individual, did s/he create the software material while employed by or under contractual
                        relationship with another party? Yes ______   No ______

                        If Yes, provide name and address of the other party and explain the nature of the obligations: ________________

        (c) How did you acquire tittle to the software material written by the other party? ______________________________________________

3.      Was the software material or any portion thereof derived from any third
        party's pre-existing material(s)?   Yes ______  No ______

        If Yes, provide the following information for each of the pre-existing materials:

        (a)     Name of the materials: ________________________________________

        (b)     Owner: ________________________________________________________

        (c)     How did you get the right to use the pre-existing material (s)_
        _______________________________________________________________________

4. Identify below, or in an attachment, any other circumstances that might affect Intel's ability to reproduce and market this software product, including:

        (a)     Confidentiality or trade secrecy of pre-existing materials: ___
        _______________________________________________________________________

        (b)     Known or possible royalty obligations to others: ______________

        (c) Pre-existing material developed for another party or customer (including government) where you may not have retained full rights to the material: _______________________________________

        (d) Materials acquired from a person or company possibly not having title to them: ________________________________________________

        (e)     Other circumstances: __________________________________________




NOVATEL WIRELESS:
____________________________________________


Signature:__________________________________


Printed Name :______________________________


Title: _____________________________________


Date: ______________________________________




                                  CONFIDENTIAL                              80

                                   EXHIBIT B-4



                       ASSIGNMENT OF INTELLECTUAL PROPERTY



In consideration of the disclosure of Intellectual Property and Confidential Information of Intel and the compensation paid by Intel to ("Assignor") under the Intel Corporation Purchase Agreement/Goods & Services No._____, effective ("Agreement") the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Assignor has created or obtained exclusive title to the following work(s) (hereinafter "Work") entitled:



1.

2.


In this Agreement, "Work" means all works, including literary works, pictorial, graphic and sculptural works, architectural works, works of visual art, mask works, and any other work that may be the subject matter of copyright protection; advertising and marketing concepts; information; data; formulas; designs; models; drawings; computer programs; including all documentation, related listings, design specifications, and flowcharts, trade secrets, and any inventions including all processes, machines, manufactures and compositions of matter, and any other invention that may be the subject of patent protection; and all statutory protection obtained or obtainable thereon including those in foreign countries.

The undersigned hereby assigns to Intel all right, title, and interest to all Work created by Assignor arising out of or utilized by the Assignor in the performance of the Agreement, and the ownership of the same shall be vested solely in Intel. In respect to copyrights, this assignment shall be effective for the entire duration of the copyrights and shall include, but not be limited to all rights to derivative works. Assignor waives all rights of attribution, and integrity for specific works created by Assignor under the Agreement in respect of all marketing, advertising, and commercial uses thereof.

Assignor represents and warrants that the Work is original; that neither the Assignor's interest in the Work nor the copyright therein is encumbered or subject to any undisclosed lien or charge; and that Assignor is free to make the present assignment and has no legal obligation or prior commitment that is inconsistent with this Agreement.



ASSIGNOR


Signature: _________________________________

Printed Name:_______________________________

Date:_______________________________________






                                  CONFIDENTIAL                              81

                                    EXHIBIT C

                                   EXHIBIT C-1

                              Manufacturing Package




                                       ***

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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  EXHIBIT C-2

                                 Design Package

                                       ***


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT C-3
                                ESCROW PROVISIONS


1. Manufacturing Package and Design Package Deposit. Within thirty days after the Effective Date, Novatel Wireless shall deliver to the escrow agent identified below (the "Escrow Agent", respectively), such documents and other specified media comprising the Manufacturing and Design Packages, respectively, consisting of the software, firmware, schematics, process specifications, etc. as set forth in Exhibits C-1 and C-2, respectively as are then available to Novatel Wireless (it being understood by Intel that the Products are still under development and that the remaining portions of the Manufacturing and Design Packages will be delivered to the Escrow Agent when available to Novatel Wireless as set forth in Exhibits C-1 and C-2). Novatel Wireless shall deliver the Manufacturing and Design Packages to the Escrow Agent at the following address:

                Data Securities International, Inc.
                [Attn:  Contract Administration
                6165 Greenwich Drive
                Suite 220
                San Diego, CA  92122
                Telephone:  (619) 457-5199
                Facsimile:   (619) 457-4252]


2. Delivery of Updates. During the term of the Agreement and pursuant to Sections 4.5 and 5.4 of the Agreement, Novatel Wireless shall provide Updates to the Manufacturing and Design Packages. Novatel Wireless shall give written notice to Intel and Escrow Agent, before delivering the Manufacturing and Design Packages of the applicable Release to Escrow Agent, stating that the Manufacturing and Design Packages are ready for delivery. Upon ten (10) days prior written notice, Intel will have the right to have a third party consultant as agreed between the parties and subject to an obligation of confidentiality present at Novatel Wireless's site in San Diego, California, to inspect the Manufacturing and Design Packages to ensure that they are complete and accurate prior to their delivery to the Escrow Agent. Such inspection shall occur during regular business hours and at mutually agreeable times. The parties understand and agree that the role of the third party consultant is only to review the materials and that the designated Novatel Wireless engineer(s) will be responsible for actually preparing the materials. Following completion of the review, the parties' representatives shall jointly ensure that the Manufacturing and Design Packages are sent immediately by overnight courier to the Escrow Agent at the address set forth above.


3. Escrow Agreement. Within ten days of the execution of this Agreement, the parties shall enter into an escrow agreement in a form mutually agreeable to the parties and with the Escrow Agent. In the event Intel believes that and Escrow Event has occurred, Intel shall send notice to Novatel Wireless that and Escrow Event has occurred and Novatel Wireless shall have two (2) business days to consent or object to such characterization, if Novatel Wireless objects to such characterization, the parties shall submit the matter to a third-party consultant (the "Consultant") selected either 1) by mutual agreement; or 2) if the parties cannot agree, by allowing the American Arbitration Association to appoint an independent arbitrator for the parties. The parties shall submit arguments and the Consultant who will decide the matter based upon the submissions of the parties and shall render a decision on the matter within ten
(10) days after its referral to the Consultant. If the Consultant rules that an Escrow Event has occurred, the Consultant must then also determine, based on the parties arguments, the appropriate portion of the Design Package to release from escrow (ie. that portion expressly required in order for Intel to provide itself the specific Product Support which Novatel Wireless failed to provide), and promptly order the release of such portion of the Design Package. Any use of the Design Package by Intel for this purpose of replacing failed Product Support shall be limited to replacement of the failed Product Support, and any other use by Intel of the released portion of the Design Package is prohibited. Intel covenants and agrees that it shall not provide such written certification unless an Escrow Event has occurred or Intel has notified Novatel Wireless that Intel is exercising its option to license the Design Package or the Manufacturing Package, as the case may be. Novatel Wireless will incur all expenses billed by the Escrow Agent directly relating to the escrow and the escrow agreement but not any other costs incurred by Intel relating to the escrow or escrow agreement.

                                                                              88
                                  CONFIDENTIAL

                                    EXHIBIT D

                                    EXHIBIT D

                        SUPPORT AND TRAINING REQUIREMENTS

DEFINITIONS

        Error definition and severity shall mean the following:

        a) A "critical" error is one that causes a critical service of the device to fail, resulting in interruption of basic service severely degrading the performance of the device. There is generally no recovery or workaround for this type of error.

        b) An "important" error is one that degrades basic service on the device and some functions of the device are either nor available or not adequate. There is no convenient workaround available for this type of error.

        c) A "minor" error is one that causes results in unexpected or incorrect behavior but does not prevent operation of the device. Minor errors will normally have convenient workarounds.

        d) A "discretionary" error is one that is a suggestion or comment by the user.

PRODUCT SUPPORT

1. Customer Support Contacts

        Parties will assign designated technical support specialist at their respective centralized customer support locations. Parties will also assign a designated contact for escalation and provide that contact to the other party. Novatel Wireless will be responsible for first line customer support if Intel *** any Novatel Wireless *** Product. Intel will be responsible for first line customer support for any Intel *** Product.

2. Bug Information

        Novatel Wireless will provide Intel copies of Novatel Wireless's customer support database.

3. Customer support Escalation Procedure

        a) If Intel is unable to solve a customer problem related to the Products, it shall submit to Novatel Wireless a written explanation of the problem (a problem report along with an end user report if applicable) along with a severity designation as outlined in the procedure below. Novatel Wireless shall acknowledge the receipt of such submitted problem reports within one business day of such submission. Novatel Wireless will assist the Intel in solving such problems as outlined in the procedure below. Such assistance will be available to the Intel at no cost, at least during Intel's normal business hours (8-5pm
                PST), for so long as Intel continues to purchase the Products. For support provided outside that period, a mutually agreed charge shall be established for such


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                assistance.

        b) There will be weekly meetings, at Intel's request, between the Parties' technical support specialists to discuss such problem reports, the respective problems, solutions to existing problems, and for Novatel Wireless to provide Product Changes (and work-arounds) to current problems. This meeting will generally be a conference call, but at times may be a face-to-face meeting (at each parties expense) depending upon the severity of the problems.

        c) The Parties agree that Intel shall receive one of the following resolutions to the problem:

                Complete resolution, which results in the problem's resolution and removal from the problem list.

                Interim workaround, which results in delivering an interim patch and giving Intel a date for a complete resolution. The problem will be tracked through the Parties' weekly support meeting.

                The problem is logged as a bug and Intel is given an interim workaround or a projected resolution date. The bug is tracked through the Parties' weekly support meeting.

        d)      Problem expected response time

                a) For each error type, Novatel Wireless has a specific numbers of days to acknowledge the problem, and a specific number of days to respond with a fix, plan for a fix, or have the problem logged for a future update. Note that all time frames listed below assume that correction of the specified problem is possible within the allowed time frame. Novatel Wireless commits to making every reasonable effort to meet these time frames. If a fix or workaround is not possible within the allowed time frame, Novatel Wireless will work with Intel to provide an estimate of the time required to correct the problem, will use its reasonable efforts to correct the problem as close to the allowed time frame as possible, and will report regularly to Intel until corrective action is complete.

                b) The parties shall use good faith to escalate response times when necessary from time to time. Milestones below are based on indicated days after problem is reported to Novatel Wireless.

                c) Time-frames below are based on indicated days after problem is reported to Novatel Wireless.


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                                  CONFIDENTIAL

NUMBERS IN DAYS        CRITICAL          IMPORTANT          MINOR              DISCRETIONARY
---------------        --------          ---------          -----              -------------
RESPOND                1                 3                  10                 30

FIX, PLAN, OR LOG      3                 5                  90                 90

        e)      Customer Support Contacts

        Parties will assign designated technical support specialists at their respective centralized customer support locations. Parties will also assign a designated contact for escalation and provide that contact to the other party.

IMPLEMENTATION SERVICES

        1. Novatel Wireless shall provide an engineering focal contact for Intel

                a) Available Normal Novatel Wireless Business Hours based on the location in which the engineering contact resides.

                b) Engineering focal point must have access to both hardware and software engineering; otherwise expertise in both areas is required.

                c) Novatel Wireless will make reasonable efforts to provide schematic and board design review for any device using the *** .

                d) Novatel Wireless will make reasonable efforts to provide schematic and board design review for any module built by Intel from the design and manufacturing package.

                e) Novatel will make reasonable efforts to provide facilities for test and evaluation of the RF subsystem on any device produced by Intel containing Novatel Wireless radios or *** .

        2. Manufacturing Test Engineering Support. The Implementation Services provided by Novatel Wireless pursuant to Section 3.3 of the Agreement shall include without limitation the following:

                a) Novatel Wireless will test and functional validation plans for manufacturing tests.

                b) Novatel Wireless will provide any software test code using for manufacturing validation and test.

                c) Novatel Wireless will provide necessary design specifications for jigs used in manufacturing validation and test.

                d) Onsite support for manufacturing test validation at Intel or manufacturer of choice. If such request is made by Intel subsequent to Intel or Intel's Manufacturer(s) achieving a functional test yield of *** as provided in Section 3.3 of the Agreement, Intel shall reimburse Novatel Wireless for the expenses incurred by Novatel Wireless in fulfilling such request.

TRAINING

        1. Novatel Wireless to provide one day of hardware training per new module release and interface supported a minimum of 90 days before the release is generally

                                                                              92
                                  CONFIDENTIAL

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                available.

        2. Novatel Wireless to provide one day of software training per new software update or release if the new release or update adds or removes functionality. Training to be provided a minimum of 45 days before the release is generally available.

        3. Novatel Wireless to provide one week of support training per released product or Intel manufactured product based on the Novatel Wireless design package.

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                                  CONFIDENTIAL

                                    EXHIBIT E

                                    EXHIBIT E

                         QUALITY ASSURANCE REQUIREMENTS

                                     PURPOSE

This document outlines Intel's minimum expectations for information submitted and actions taken by Novatel Wireless to manage and continuously improve the quality and reliability of products purchased by Intel.

                                    CONTENTS

        1.      Quality Definitions

        2.      Quality Systems

        3.      Workmanship Standards

        4.      Data Reporting Format

        5.      Equipment Calibration

        6.      Part Placement Inspection

        7.      Wave Soldering Machines

        8.      Post ICT Part/Solder Inspection

        9.      Packaging Requirements

       10.      Outgoing Quality Audit (OQA)

       11.      Training

       12.      Incoming Inspection at Intel

       13.      Quality Telephone Call

       14.      Engineering Change Notification (ECN) Approval Process

       15.      MRB Review

       16.      Process Change Notification (PCN) Approval Process

       17.      Design Approval and Revision Control

       18.      Quality Action Notification (QAN)

       19.      Customer Line Fallout FA/CA

       20.      Supplier Control

       21.      Material Handling

       22.      1000 DPM Quality Plan

1.      QUALITY DEFINITIONS

        1.) I.P.C.-A-610B: Workmanship standard for Printed circuit board assemblies created by the Institute for Interconnecting and Packaging of Electronic Circuits.

        2.) Intel Workmanship Standards: Workmanship standards created by Intel for the manufacture of printed circuit board assemblies
        (Doc#99-0007-001).

        3.) Mil-Std 105E: Military Standard covering Sampling and Inspection procedures.

        4.) A.Q.L.: Acceptable Quality Level.

        5.) I.S.O.: International Standards Organization.

        6.) DPM: Defective Parts per Million.

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

        7.) C.L.F.: Customer Line Fallout at Intel customer location measured in defective parts per million.

        8.) F.L.F.: Factory Line Fallout at Intel factory measured in defective parts per million.

        9.) O.R.T.: On-going Reliability Testing at Supplier factory specifying type of environmental chamber used; sampling, and duration of testing

2.      QUALITY SYSTEM

        Novatel Wireless is responsible for developing and implementing a quality system based on an ISO program. Novatel Wireless should be ISO certified or planning to do so within the next calendar year. Novatel Wireless will be expected to maintain certification as long as they are building products for Intel.


3.      WORKMANSHIP STANDARDS

        Intel will judge supplier quality to Intel Workmanship Standards (Doc#99-0007-001) . For items not addressed in the IWS document then defer to IPC-A-610B.


4.      DATA REPORTING FORMAT

        Novatel Wireless shall submit quality data to Intel on a regular basis. This data will consist of Novatel Wireless product, factory and critical parameter performance. The following is a list of the data that will be sent to Intel:

        1.      Supplier Initial Test Yield Data          -Sent monthly

        2.      Supplier Final Test Yield Data            -Sent monthly

        3.      Supplier Out-going Quality Audit          -Sent monthly

        4.      Supplier ORT                              -Sent monthly

        Item 4, ORT test data to be available by the end of ***.

        Data to be sent monthly should arrive before the 15th of each month for the previous month's data. Data reported to: Materials Quality Engineer. Novatel Wireless will work with Intel to detail the content of the report, and will pass on to our supplier as our data reporting requirements.

5.      EQUIPMENT CALIBRATION

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                  CONFIDENTIAL

        Novatel Wireless mechanical measuring instruments, tools, test equipment will be calibrated at a specified interval of time to ensure accuracy of measurement. Novatel Wireless will keep records which show the equipment location, calibration date due data and the equipment's detail. Novatel Wireless QC will ensure that the calibration is done on schedule.


6.      PART PLACEMENT INSPECTION

        For all Intel production runs, Novatel Wireless will require its supplier to inspect two boards per line every two hours prior to wave solder for proper placement of all components. Novatel Wireless will require its supplier to maintain a record of parts found missing or incorrectly placed, segregated by placement station. Trends, reversed diodes and electrolytic capacitors will require written corrective action. Novatel Wireless will require its supplier to retain records for at least one year and these will be available to Intel upon request.


7.      WAVE SOLDERING MACHINES

        Novatel Wireless will require its supplier to check wave solder heat profile at the beginning of each production run.

        Novatel Wireless will require its supplier to use X-bar r charts to monitor and control the wave soldering machines' flux density, conveyer speed, pre-heat temperature(s), solder wave height, and solder pot temperature. Novatel Wireless will require its supplier to take sample readings for charts four times daily. Novatel Wireless will require its supplier to check solder pot cleaning system every 2 hrs. (if applicable) Novatel Wireless will require its supplier to retain all charts for a period of at least one year and be made available to Intel upon request.


8.      POST ICT PART/SOLDER INSPECTION:

        Novatel Wireless will require its supplier to perform sample inspections of all parts not included in ICT for proper placement, type, orientation, and solder joint quality. Novatel Wireless will require its supplier to provide a list of these components and a layout drawing with parts highlighted for use by inspector for each Intel P/N.

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                                  CONFIDENTIAL

9.      PACKAGING REQUIREMENTS

        Adherence to Intel Specification General Supplier Packaging Standard, Intel Doc #662394 is required.

        Packaging must prevent any functional damage to units contained therein, when the package is dropped from a height of 99.14cm onto a flat concrete surface. Boxes arranged on palette for shipment will be secured using stretch-wrap or cardboard. Novatel Wireless will ship no packages to Intel which are damaged without prior approval from Intel Material Engineering.

        Intel reserves the right, for one time as to each modem SKU, to place sensors in and on Novatel Wireless packaging at Novatel Wireless's factories for the purpose of collecting data on the forces being experienced by Intel-bound modems during shipment. This data can and will be used by Intel to drive continuous improvement in packaging methods and revisions to this section of the Quality Management Plan.


10.     OUTGOING QUALITY AUDIT (OQA):

        Outgoing Quality Audit to be performed on all Intel products. This audit will be performed on each production lot in accordance with MIL-STD 105E, single sample size, level II inspection level, AQL (critical 0%, major .65% , min 1.5%). Samples will be randomly selected from boxed units. Units will be unpacked, inspected, tested, and repacked for shipment. All rejected lots will be re-tested or screened by production using electrical or mechanical inspections as applicable. A checklist will be used to document all OQA inspections, test parameters and their relative classifications (critical, major, or minor). A current copy of this list will be made available to Intel upon request. This list will include, but is not limited to, the following inspections: packing, visual, safety, and electrical tests (per Novatel Wireless Test Spec).


11.     TRAINING

        Prior to allocation of jobs, all new production personnel and inspectors at Novatel Wireless qualified suppliers shall be trained to Novatel Wireless workmanship standards and QC system, both on and off the job as necessary.

12.     INCOMING INSPECTION AT INTEL

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                                  CONFIDENTIAL

        Intel does reserve the right to perform incoming inspections at Intel facilities and/or outgoing inspections at Supplier's facility on Intel-bound product as necessary. If necessary, Intel will use a statistical sampling method deemed appropriate whereby any one failure will be cause for rejection of the entire lot. Disposition of the lot will be determined by Intel Materials Engineer and may include return for credit or repair. Novatel Wireless agrees to perform a 100% screen of lot(s) if requested by Intel Materials Engineer.

13.     QUALITY TELEPHONE CALL

        A monthly Quality call will be established at a mutually agreed upon time to discuss all on-going issues such as:

        a)      Product Change Notification's (PCNs)

        b)      Failure analysis of fallouts

        c)      Business issues

        d)      Quality Action Notice's (QANs)

        e)      New Issues

        f)      ld issues

        The following job titles and functions to be represented by both Buyer and Supplier on the monthly quality call include:

        a) Engineering Manager - scope includes but not limited to general engineering issues and ECNs

        b) Production Supervisor and/or Manager - scope includes but not limited to PCNs

        c) QC Supervisor and/or Manager - scope includes but not limited to FA of fallouts and CAs

        d) Account Manager - scope includes but not limited to business and new issues

Novatel Wireless will schedule the quality telephone call meeting when production starts.


14.     ENGINEERING CHANGE NOTIFICATION (ECN) APPROVAL PROCESS

        All ECN'S that affect the fit, form, and/or function of the power supply will require Intel's approval before implementation. In certain instances Intel may require Novatel Wireless to submit samples for approval. Novatel Wireless will notify Intel at least 60 days prior to proposed implementation date, with exceptions made for safety assurance and lines down avoidance.


15.     MRB REVIEW

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                                  CONFIDENTIAL

        Novatel Wireless will perform MRB reviews for special or urgent issues (safety, etc.).


16.     PROCESS CHANGE NOTIFICATION (PCN) APPROVAL PROCESS

        Novatel Wireless process changes, if deemed to have an effect by Novatel Wireless on Intel product quality, will require Intel's approval before implementation. Novatel Wireless will provide justification and/or additional details if requested by Intel. Novatel Wireless will notify Intel at least 60 days prior to proposed implementation date, with exceptions made for safety assurance and lines down avoidance.



17      DESIGN APPROVAL AND REVISION CONTROL

        Novatel Wireless shall complete all elements of the following test procedures for new Intel modem designs. Test results must be reviewed by Intel Materials Engineer, and Intel must have a hard copy on file prior to being released for production.

                1. Novatel Wireless Design Review Procedures

                2. Novatel Wireless Q.A. and Reliability Procedures

        Novatel Wireless shall maintain a document control system which insures that the latest revision of all prints, specifications, and drawings is used for all Intel production, inspection and testing. Only component specifications issued by Intel Commodity Management should be considered valid for production purposes.


18.     QUALITY ACTION NOTIFICATION (QAN)

        A QAN will take priority over all sustaining issues and a teleconference call/meeting between Intel and Novatel Wireless will take place with 24 hours to formulate strategy and exchange information. Intel expects Novatel Wireless to take ownership of all supplier-attributable quality excursions, and provide immediate containment plan(s) for an issue and root cause analysis/long term corrective action. Intel's expectation for Novatel Wireless response time is: short term CA/containment methods within 48 hours of notification.

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

19.     CUSTOMER LINE FALLOUT FA/CA

        Intel expects that Novatel Wireless will provide failure analysis and short term containment and corrective actions within 48 hours of receipt of customer failures. Long-term corrective action will be received within 10 business days. All reports will be sent to both the regional Intel office involved, and Intel Materials Engineer.


20      SUPPLIER CONTROL

        Novatel Wireless shall maintain a supplier control system which assures that purchased material and services are of sufficient quality to conform to Intel specified requirements. Novatel Wireless shall use and control Purchase Orders to ensure that the correct information is communicated to Novatel Wireless. Novatel Wireless shall perform manufacturing/quality system audits of all key component suppliers periodically to ensure their continuous improvement. For each sub component purchased, Novatel Wireless shall implement one or both of the following:

        1. Require statistical process control (SPC) and test data from suppliers to assure conformance to specified requirements.

        2. Perform incoming inspections at a statistical sampling rate sufficient to assure conformance to specified requirements.

        Novatel Wireless will retain records of incoming inspections, SPC data, and audit reports for at least one year and make them available to Intel upon request.


21.     MATERIAL HANDLING

        Novatel Wireless shall maintain a material handling system which ensures that all incoming material are handled properly to avoid physical damage, temperatures beyond those recommended for materials, or other conditions which might degrade the quality and/or reliability of the materials. This system must assure that no material is stored beyond its recommended shelf-life. All non-conforming material must be tagged, and placed away from conforming materials in a controlled area designated for non-conforming material only.

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

22.     1000 DPM QUALITY PLAN


        Schedule to reduce DPM is as follows:

        Q2 2000       1800DPM

        Q3            1500DPM

        Q4            1000DPM


        Action to reduce DPM are the following:

        a) Implement shop floor system and closed loop corrective action plans

        b)      Total process review implementation in ***.

        c)      Double inspection line implementation in ***.

        Detailed standard procedures for above items are documented for internal control purposes.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                  CONFIDENTIAL

                                    EXHIBIT F

                              INTENTIONALLY OMITTED

                                    EXHIBIT G

                          [DOUBLE-CLICK HERE TO BEGIN]

                   CORPORATE NON-DISCLOSURE AGREEMENT ("CNDA")
                      PRE-SIGNED VERSION - ASMO & EMEA ONLY
                                  INSTRUCTIONS

PLEASE NOTE: This form is for ASMO and EMEA only, including Ireland and Israel. This form should not be used for IJKK, APAC or Russia. The instructions for completing the blanks on the CNDA are as follows:

(a)     Agreement Date: Date that Participant signs the CNDA.

(b) CNDA Number: By entering your WWID# you should have generated a unique CNDA number.

(c) Intel Contact: The Intel employee who can answer questions about the CNDA and Participant, with mail stop and telephone number. This is generally the Intel employee who asked Participant to sign the CNDA.

(d) Participant Name: Use complete company name. For a multi-location company, clearly indicate whether the CNDA applies to the entire company or a specific division or site. For example, Participant's name should state "ABC Company," "ABC Company, P.C. Division," or "ABC Company, North Carolina Research Facility."

(e) Participant Address: Use headquarters' address. If the CNDA applies only to a specific division or location, then use the address of the division or location.

(f)     Printing: Print TWO (2) original CNDA's for Participant signature.

(g) Signatures: Signatures must be by an authorized officer (i.e., President, Vice President or General Manager). This Agreement is designed to authorize disclosures of Confidential Information using the CITR or MP-CITR. Therefore, Participant's authorized representative must understand and agree to this procedure. If an officer of the Participant is not available, use an Intel SU-NDA. NOTE: To enable quick execution, Intel has pre-signed this CNDA. Any modifications to the CNDA will render the CNDA and Intel's signature null and void.

(h) Return: Keep one signed original for your records, and return one signed original to Intel as follows: For ASMO, one signed original must be returned to: Intel Corporation, Attn. Post Contract Mgmt, FM6-03, 1900 Prairie City RD., Folsom, CA 95630. For EMEA, one signed original must be returned to Participant's local Intel contact.

AGREEMENT DATE:  Wednesday, August 02, 2000                       CNDA#  6983494

                       CORPORATE NON-DISCLOSURE AGREEMENT

This Corporate Non-Disclosure Agreement ("Agreement") is entered into and made effective as of the date set forth above, by and between Intel Corporation and its majority owned worldwide subsidiaries ("Intel"), and the Participant, as identified below, and its majority owned worldwide subsidiaries (the "Participant"). Unless the Participant indicates on the Participant's line below that this Agreement will apply only to a specific division or location, this Agreement will apply to the Participant's entire company worldwide.

THE PARTIES AGREE AS FOLLOWS:

1. CONFIDENTIAL INFORMATION TRANSMITTAL FORM. The confidential, proprietary and trade secret information of the disclosing party ("Confidential Information") to be disclosed hereunder is that information which (i) is described in the Confidential Information Transmittal Record ("CITR") executed from time to time hereafter and (ii) is marked with a "confidential", "proprietary", or similar legend. CITRs are subject to the terms of this Agreement. CITRs will be executed, in writing or in electronic form, by the parties prior to the disclosure of Confidential Information. All Confidential Information received from the disclosing party will be in tangible form. To be considered Confidential Information, non-tangible visual and/or verbal disclosures must be identified as confidential prior to disclosure and reduced to writing, marked as provided above and delivered to the receiving party within thirty (30) days of the original date of disclosure. A mutually signed CITR form will suffice as a writing for such non-tangible disclosures between the parties. The CITR will indicate the disclosing party, a description of the Confidential Information disclosed, the names of the representatives of the parties and the date when the disclosure covered by the CITR commenced.

2. OBLIGATIONS OF RECEIVING PARTY. The receiving party will maintain the confidentiality of the Confidential Information of the disclosing party with at least the same degree of care that it uses to protect its own confidential and proprietary information, but no less than a reasonable degree of care under the circumstances. The receiving party will not disclose any of the disclosing party's Confidential Information to any employees or to any third parties except to the receiving party's employees, parent company and majority-owned subsidiaries who have a need to know and who agree to abide by nondisclosure terms at least as comprehensive as those set forth herein; provided that the receiving party will be liable for breach by any such entity. For the purposes of this Agreement, the term "employees" shall include independent contractors of each party. The receiving party will not make any copies of the Confidential Information received from the disclosing party except as necessary for its employees, parent company and majority-owned subsidiaries with a need to know. Any copies which are made will be identified as belonging to the disclosing party and marked "confidential", "proprietary" or with a similar legend.

3. PERIOD OF NON-ASSERTION. Unless a shorter period is indicated in the applicable CITR, the disclosing party will not assert any claims of breach of this Agreement or misappropriation of trade secrets against the receiving party arising from the receiving party's disclosure of the disclosing party's Confidential Information made more than five (5) years from the date of the CITR under which such information was disclosed. However, unless at least one of the exceptions set forth in
        Section 4 below has occurred, the receiving party will continue to treat such Confidential Information as the confidential information of the disclosing party and only disclose any such Confidential Information to third parties under the terms of a non-disclosure agreement.

4. TERMINATION OF OBLIGATION OF CONFIDENTIALITY. The receiving party will not be liable for the disclosure of any Confidential Information which is:

        (a) rightfully in the public domain other than by a breach of a duty to the disclosing party;

        (b) rightfully received from a third party without any obligation of confidentiality;

        (c) rightfully known to the receiving party without any limitation on use or disclosure prior to its receipt from the disclosing party;

        (d)     independently developed by employees of the receiving party; or

        (e) generally made available to third parties by the disclosing party without restriction on disclosure.

5. TITLE. Title or the right to possess Confidential Information as between the parties will remain in the disclosing party.

6. NO OBLIGATION OF DISCLOSURE; TERMINATION. Neither party has any obligation to disclose Confidential Information to the other. Either party may terminate this Agreement at any time without cause upon written notice to the other party; provided that each party's obligations with respect to Confidential Information disclosed during the term of this Agreement will survive any such termination. Either party may, at any time: (a) cease giving Confidential Information to the other party without any liability, and/or (b) request in writing the return or destruction of all or part of its Confidential Information previously disclosed, and all copies thereof, and the receiving party will promptly comply with such request, and certify in writing its compliance.

7. RESIDUALS. Either party may use Residuals for any purpose, including, for example, use in the development, manufacture, promotion, sale and maintenance of its products and services; provided that this right to use Residuals does not result in or amount to a license under any patents, copyrights, trademarks, or maskworks of the disclosing party. The term "Residuals" means any information retained in the unaided memories of the receiving party's employees who have had access to the disclosing party's Confidential Information pursuant to the terms of this Agreement. An employee's memory is unaided if the employee has not intentionally memorized the information for the purpose of retaining and subsequently using or disclosing it to a third party. Subject to the terms and conditions of this Agreement, the receiving party's employees shall not be prevented from using Residual information as part of the employee's skill, knowledge, talent, and/or expertise on future projects.

8.      GENERAL.

        (a) This Agreement is neither intended to nor will it be construed as creating a joint venture, partnership or other form of business association between the parties, nor an obligation to buy or sell products using or incorporating the Confidential Information.

        (b) Both parties understand and acknowledge that no license under any patents, copyrights, trademarks, or maskworks is granted to or conferred upon either party in this Agreement or by the disclosure of any Confidential Information by one party to the other party as contemplated hereunder, either expressly, by implication, inducement, estoppel or otherwise, and that any license under such intellectual property rights must be express and in writing.

        (c) The failure of either party to enforce any right resulting from breach of any provision of this Agreement by the other party will not be deemed a waiver of any right relating to a subsequent breach of such provision or of any other right hereunder.

        (d) This Agreement will be governed by the laws of the State of Delaware without reference to conflict of laws principles, if any.

        (e) This Agreement, any accompanying CITR and CITRs executed from time to time hereafter which incorporate the terms of this Agreement, constitutes the entire agreement between the parties with respect to the disclosure(s) of Confidential Information described in each CITR, and may not be amended except in a writing signed by a duly authorized representative of the respective parties. Any other agreements between the parties, including non-disclosure agreements, will not be affected by this Agreement.

        (f) The disclosing party disclaims all warranties regarding all Confidential Information disclosed pursuant to this Agreement, including all warranties as to the accuracy or utility of such Confidential Information.

INTEL CONTACT:  Debashis Chowdhury     M/S: Ch6-329     TEL. NO:  (480) 554 2582

AGREED:
INTEL CORPORATION                      PARTICIPANT: Novatel Wireless Inc.
2200 Mission College Blvd.                          ----------------------------
Santa Clara, CA  95052-8119                         (Company Name, Division/Sub,
                                                     if applicable)

                                                    ----------------------------
/s/ SEAN MALLONEY                                   (Street Address)
---------------------------
Sean Malloney                                       ----------------------------
Vice President                                      (City)     (State)     (Zip)
Director, Sales and Marketing
                                                    ----------------------------
                                                    Signature of Authorized
                                                    Representative (e.g.
                                                    President or V.P.)

                                                    ----------------------------
                                                    Printed Name & Title

NOTE: TO ENABLE QUICK EXECUTION, INTEL HAS PRE-SIGNED THIS STANDARD CNDA. ANY MODIFICATIONS TO THIS CNDA WILL RENDER THIS CNDA AND INTEL'S SIGNATURE NULL AND VOID.

                                    EXHIBIT H

                                    EXHIBIT H

                       INTEROPERABILITY STATEMENT OF WORK

This statement of work covers Intel's use and integration of radio *** into its designs. It is meant as a process placeholder for a more detailed Statement of Work that will include dates, times, resources, and deliverables by each party, in the form of Part C of Exhibit B-1 of the Agreement , which shall be mutually agreed by the parties. The first statement of work will be done for the *** for both *** and *** and additional statements of work will be
mutually agreed by the parties for the   ***. An outline for the
Statement of Work for the   *** is set forth below.

        1) Novatel Wireless shall provide *** specifications, and schematics to Intel for use in *** for the *** listed in Exhibit A of the Agreement.

        2) Hardware Design Review (after Intel completes initial hardware design) (approx. *** )

                a. Intel will provide to Novatel Wireless a schematic layout package for its production design incorporating one of the Novatel Wireless *** .

                b. Novatel Wireless will review with Intel the design and provide feedback to Intel on any performance improvements or errors that are found in the design.

                c. Intel will perform any needed changes and modifications on the design and submit it to Novatel Wireless for a final review.

                d. A final design review will take place on the hardware design package with both parties signing off on the Intel design.

        3) Software Design Review (After Intel completes initial software design) (Approx. *** )

                a. Intel will provide to Novatel Wireless a SW architecture design document that details Intel's use of the *** design SW features and functionality Intel is planning to use.

                b. Novatel Wireless will review the design in detail with Intel's software engineers providing feedback on performance improvement, errors, and or features that are not available or functioning in the ***.

                c. Intel will perform changes and modifications to the software design and submit it to Novatel Wireless for a final review.

                d. A final design review will take place on the SW architecture design with both parties signing off on the Intel design.

        4)      Onsite Integration (When boards are ready and   *** is
                available) (Approx. *** )

                a. At Intel's request, Novatel Wireless will provide onsite hardware engineering support for board bring up, diagnostics, and debugging of the Intel *** incorporating the *** from Novatel Wireless.

                b. At Intel's request, Novatel Wireless will provide onsite software engineering support for software bring up, diagnostics, and debugging of the software interfaces
                        between the embedded   ***   software stack and the ***.

        5)      Resources

                Each party shall provide sufficient resources to perform the obligations ascribed to it in

                                                                             107
                                  CONFIDENTIAL



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        this Exhibit B.

                                                                             108
                                  CONFIDENTIAL

                                    EXHIBIT I

                              INTENTIONALLY OMITTED

                                    EXHIBIT J

                                   EXHIBIT J-1



                                       ***



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       ***



                                  CONFIDENTIAL                               113



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT J-2

                                       ***

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                             114
                                  CONFIDENTIAL

                                       ***

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                             115
                                  CONFIDENTIAL

                                   Exhibit J-3

                                       ***

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                             116
                                  CONFIDENTIAL

                                       ***

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



                                                                             117
                                  CONFIDENTIAL